UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Clayton Williams Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLAYTON WILLIAMS ENERGY, INC.

6 Desta Drive, Suite 6500

Midland, Texas 79705

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

To Be Held Tuesday, June 7, 2016

To the Company’s Shareholders:

You are cordially invited to attend the 2016 annual meeting of shareholders of Clayton Williams Energy, Inc., referred to as the Company, to be held at the ClayDesta Conference Center, 6 Desta Drive, Suite 6550, Midland, Texas 79705, at 1:00 p.m. local time on Tuesday, June 7, 2016, for the following purposes:

1.                                      To elect two directors for a term of three years, such term to continue until the annual meeting of shareholders in 2019 and until such director’s successor is duly elected and qualified;

2.                                      To approve increases in the Company’s common stock issuable on exercise of warrants;

3.                                      To approve the Company’s Long Term Incentive Plan with a maximum number of available shares issuable under the Company’s Long Term Incentive Plan equal to 1,400,000;

4.                                      To approve the material terms of the Company’s Long Term Incentive Plan for purposes of complying with the shareholder approval requirements of Section 162(m) of the Internal Revenue Code;

5.                                      To advise on the selection of KPMG LLP as independent auditors for 2016; and

6.                                      To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Shareholders of record of the Company’s common stock at the close of business on April 8, 2016, will receive notice of and be entitled to vote at the meeting in person or by proxy.  On or about April 28, 2016, the Company’s agent mailed a Notice of Internet Availability of Proxy Materials to shareholders containing instructions on how to access this proxy statement and vote online.  A list of shareholders entitled to vote at the meeting will be available at the Company’s corporate offices for 10 days prior to the meeting and may be inspected during normal business hours by shareholders for purposes relevant to the meeting.  The list will also be available for inspection by shareholders during the meeting.

Midland, Texas	By Order of the Board of Directors
April 28, 2016	McRae M. Biggar
Secretary

YOUR VOTE IS IMPORTANT.  Please vote promptly whether or not you plan to attend the meeting.  After reading the proxy statement, please vote by Internet or request a proxy card to complete, sign and return by mail or vote by telephone.  If your shares are held by a bank, broker or other nominee on your behalf, please follow the voting instructions provided to you by that bank, broker or other nominee.

CLAYTON WILLIAMS ENERGY, INC.

6 Desta Drive, Suite 6500

Midland, Texas 79705

Proxy Statement

Annual Meeting of Shareholders

Your vote is very important.  For this reason, the Board of Directors, referred to as the Board, is requesting that you allow your common stock to be represented at the 2016 annual meeting of shareholders of Clayton Williams Energy, Inc., referred to as the Company, by the proxies that the Company has made available to you over the Internet or, upon your request, by delivery to you by mail.  On or about April 28, 2016, the Company’s agent mailed a Notice of Internet Availability of Proxy Materials to shareholders containing instructions on how to access this proxy statement and vote online.

Information About the Annual Meeting and Voting

Time and Place

The Company’s 2016 annual meeting of shareholders will be held at the ClayDesta Conference Center, 6 Desta Drive, Suite 6550, Midland, Texas 79705, at 1:00 p.m. local time on Tuesday, June 7, 2016.

Items to be Voted Upon

You will be asked to vote on the following matters:

•                  The election of two directors for a term of three years, such term to continue until the annual meeting of shareholders in 2019 and until such director’s successor is duly elected and qualified (see page 12);

•                  The approval of increases in the Company’s common stock issuable on exercise of warrants (see page 14);

•                  The approval of the Company’s Long Term Incentive Plan with a maximum number of available shares issuable under the Company’s Long Term Incentive Plan equal to 1,400,000 (see page 34);

•                  The approval of the material terms of the Company’s Long Term Incentive Plan for purposes of complying with the shareholder approval requirements of Section 162(m) of the Internal Revenue Code (see page 46);

•                  Advising the Audit Committee on the selection of KPMG LLP as the Company’s independent auditors for 2016 (see page 49); and

•                  Such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Who May Vote

You are entitled to vote your common stock if the Company’s records show that you held your shares as of the close of business on April 8, 2016, the record date selected by the Board.  Each shareholder is entitled to one vote for each share of common stock held on that date, at which time the Company had 12,169,536 shares of common stock outstanding and entitled to vote.  The Company’s common stock is the only class of stock that entitles holders to vote generally at meetings of the Company’s shareholders.

Method of Delivery

Under rules adopted by the U.S. Securities and Exchange Commission, referred to as the SEC, the Company is furnishing proxy materials to its shareholders on the Internet rather than mailing printed copies of those materials to each shareholder.  On or about April 28, 2016, the Company’s agent mailed to you a Notice of Internet Availability of Proxy Materials, which includes instructions as to how you may access and review the proxy materials and vote your shares on the Internet.  If you do not want to access the proxy materials by Internet, you may request a paper copy of the proxy materials at no cost to you by following the instructions included in the Notice of Internet Availability of Proxy Materials.

How to Vote

If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Minnesota, N.A. Shareowner Services, you are considered a shareholder of record with respect to those shares and the Company’s agent, Broadridge Financial Solutions, Inc., sent directly to you the Notice of Internet Availability of Proxy Materials.  If your shares are held by a bank, broker or other nominee rather than in your own name, you are considered the beneficial owner of the shares, and the Notice of Internet Availability of Proxy Materials was forwarded to you by or on behalf of your bank, broker or other nominee.  In either case, please carefully consider the information contained in the proxy statement and, regardless of whether you plan to attend the meeting, please vote via the Internet, by phone or by mailing in a paper proxy card so that the Company can be assured of having a quorum present at the annual meeting and that your shares may be voted in accordance with your wishes even if you later decide not to attend the annual meeting.

If you are a shareholder of record, you may vote your shares prior to June 7, 2016, by one of the following methods:

•                  Via the Internet at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials;

•                  By phone, after your receipt of paper copies of the proxy materials; or

•                  By requesting, completing and mailing in a paper proxy card, as outlined in the Notice of Internet Availability of Proxy Materials.

You may vote via the Internet or by phone until 11:59 p.m., Eastern Time, on Monday, June 6, 2016.  If you mail in a paper proxy card, the Company’s agent must receive your paper proxy card on or before Monday, June 6, 2016.  You may also vote in person at the annual meeting by completing a ballot; however, attending the annual meeting without completing a ballot will not count as a vote.

If you are the beneficial owner of your shares, you received instructions from your bank, broker or other nominee that you must follow in order for your shares to be voted. Internet and/or telephone voting will be offered to beneficial owners.  You may also vote in person at the annual meeting if you obtain a legal proxy from your bank, broker or other nominee.  Please consult the voting instruction form or other information sent to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the annual meeting.

If you submit a properly completed proxy via the Internet, by phone or by mailing in a paper proxy card, or voting instruction card, the Company will vote your shares as you direct.  However, if you submit a proxy and do not specify how to vote, the Company will vote your shares:

•                  “FOR” the election of the nominees for director identified on page 12;

•                  “FOR” the approval of increases in the Company’s common stock issuable on exercise of warrants;

•                  “FOR” the approval of the Company’s Long Term Incentive Plan with a maximum number of available shares issuable under the Company’s Long Term Incentive Plan equal to 1,400,000;

•                  “FOR” the approval of the material terms of the Company’s Long Term Incentive Plan for purposes of complying with the shareholder approval requirements of Section 162(m) of the Internal Revenue Code;

•                  “FOR” the selection of KPMG LLP as the Company’s independent auditors for 2016 (advisory vote), as explained on page 49; and

•                  In the proxy holders’ discretion as to other business that is properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

The Company encourages you to register your vote via the Internet.  If you are a shareholder of record and attend the meeting, you may also submit your vote in person and any votes that you previously submitted, whether via the Internet, by phone or by mailing in a paper proxy card, will be superseded by the vote that you cast at the meeting.  As discussed above, if you are a beneficial owner, to vote at the meeting you will need to follow the instructions provided by the bank, broker or other nominee that holds shares on your behalf to obtain a “legal proxy” to bring to the meeting.

Changing Your Vote

If you are a shareholder of record, you can revoke your proxy at any time before it is voted at the annual meeting by:

•                  Timely submitting a new proxy with a later date via the Internet, by phone or by mailing in a paper proxy card;

•                  Attending the annual meeting and voting in person; or

•                  Sending written notice of revocation to the Company’s Secretary, McRae M. Biggar at Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas  79705, Attention: Secretary.

If you are a beneficial owner, you may change your vote by submitting new voting instructions to your bank, broker or other nominee in accordance with such bank’s, broker’s or other nominee’s procedures.

Quorum

A quorum of shareholders is necessary to hold a valid meeting.  The presence in person or by proxy of the holders of at least a majority of the shares of the Company’s common stock entitled to vote at the meeting is a quorum.  Abstentions and broker “non-votes” will be counted as present for purposes of establishing a quorum.

A broker “non-vote” occurs on an item when shares held by a bank, broker or other nominee are present or represented at the meeting but such bank, broker or other nominee is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given, or the bank, broker or other nominee is permitted to vote without instruction but fails to do so.  If you have returned a valid proxy card or voting instruction form or attend the meeting and vote in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from any matter introduced at the meeting.

Votes Required

The nominees for election as director at the annual meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote.  The Company’s Certificate of Incorporation and Bylaws prohibit cumulative voting in the election of directors.  Broker non-votes will not have an effect on the outcome of the vote on the election of a director.

The approval of the increases in the Company’s common stock issuable on exercise of warrants, the Company’s Long Term Incentive Plan, the material terms of the Company’s Long Term Incentive Plan and advice on the selection of KPMG LLP as the Company’s independent auditors for 2016 and any other matters submitted to a vote of the shareholders at the annual meeting, will be determined by the affirmative vote of a majority of the shares present or represented by proxy at the annual meeting and entitled to vote on such matters.  Abstentions will count toward the number of shares present or represented by proxy and entitled to vote but will not count as an affirmative vote and, therefore, will have the effect of a vote against the approval of the increases in the Company’s common stock issuable on exercise of warrants, the Company’s Long Term Incentive Plan, the material terms of the Company’s Long Term Incentive Plan and the selection of KPMG LLP as the Company’s independent auditors for 2016, and against any other matter submitted to a vote of the shareholders at the annual meeting.  Broker non-votes will not be considered to be entitled to vote on these proposals, and so will have no effect on the approval of these proposals.

Proxy Solicitation

This proxy is being solicited by the Board.  In addition to the Internet availability of proxy materials or, upon your request, the mailing of these materials to you, the Company’s employees and agents may solicit proxies personally, electronically, telephonically or otherwise, and they will receive no extra compensation for making solicitations.  The extent to which these proxy soliciting efforts will be necessary depends upon how promptly proxies are submitted.  The Company encourages you to submit your proxy without delay.  The Company will pay its costs of soliciting proxies and will also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

Corporate Governance

Role of the Board

The business and affairs of the Company are managed under the direction of the Board.  The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company.  Members of the Board stay informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer and other officers.

Board Structure

The Board currently consists of seven directors.  Five of the directors are elected by the holders of the Company’s common stock, and two of the directors are elected by the holders of the Company’s special voting preferred stock, as described below.  The five directors elected by the holders of the Company’s common stock are divided into three classes of members.  One class of directors is elected each year to hold office for a three-year term and until successors of such class are duly elected and qualified.  The directors currently serving on the Board are Clayton W. Williams, Jr., Mel G. Riggs, Davis L. Ford, Ted Gray, Jr., P. Scott Martin, Jordan R. Smith and Nathan W. Walton, and the class, if any, in which each director serves and the nominees for director at the annual meeting are described below under “Proposal 1: Election of Two Directors.”  Mr. Robert L. Parker served on the Board from May 1993 until his resignation from the Board and the Audit, Compensation and Nominating and Governance Committees on March 30, 2016.

Preferred Directors

Pursuant to the Certificate of Designation of Special Voting Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on March 15, 2016, referred to as the Certificate of Designation, the shares of the Company’s special voting preferred stock grant the holders thereof the right to elect up to two members to the Board, referred to as the Preferred Directors, subject to reductions based on the number of unexercised warrants held by the holders of the special voting preferred stock.  For additional detail on the issuance of the special voting preferred stock and related warrants, see “Proposal 2: Approval of Increases in the Company’s Common Stock Issuable on

Exercise of Warrants.”  On March 31, 2016, the holders of the special voting preferred stock elected Nathan W. Walton and P. Scott Martin to the Board as the Preferred Directors.

Board Leadership Structure

Clayton W. Williams, Jr. serves as the Chairman of the Board and Chief Executive Officer.  Mr. Williams is the founder of the Company and, together with The Williams Children’s Partnership, Ltd., or WCPL, a limited partnership of which Mr. Williams’ adult children are the limited partners, and Mel G. Riggs, the Company’s President, is the sole general partner, is the Company’s largest shareholder.  It is Mr. Williams’ view that a controlling shareholder who is influential on the business should be permitted to serve as both Chairman of the Board and Chief Executive Officer.  The Board concurs in this view and has not directed that these roles be separated or that the Board name a lead independent director.

Information Regarding Meetings of Non-Management Directors

The Company’s Corporate Governance Guidelines provide that non-management directors will have regularly scheduled meetings in executive session.  The Board currently consists of two management directors and five non-management directors.  During 2015, each of the non-management directors served on each of the standing Board committees, specifically the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.  Executive sessions of the Company’s non-management directors were held in connection with these committee meetings, with the applicable committee chair presiding at any executive session held in connection with such meeting.

During 2016, the Board intends to hold executive sessions of the Company’s non-management directors in connection with our regularly scheduled board meetings and at least one meeting consisting solely of its independent directors.  A non-management director (determined on a rotating basis) will preside at each executive session held in connection with such meeting.  An independent director (determined on a rotating basis) will preside at the meeting of independent directors.

Role in Risk Oversight

The full Board is responsible for general oversight of risks inherent in the business.  Each quarter, the Board receives reports from members of senior management that help the Board assess the risks the Company faces in the conduct of the business.  Members of the Company’s senior technical staff frequently make presentations to the Board about current and planned exploration and development activities that may subject the Company to operational and financial risks.  Also, the Audit Committee reviews at least annually with consultants and independent accountants the effectiveness of internal controls over financial reporting, which controls are designed to address risks specific to financial reporting.

Director Independence

A majority of the directors serving on the Board qualify as independent directors under regulations of the SEC, and under the corporate governance listing standards of the New York Stock Exchange, referred to as the NYSE, and also qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, referred to as the Tax Code.  In determining independence, each year the Board affirmatively determines, among other things, whether the directors have any material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).  When determining if such a relationship exists, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation, and, if applicable, the frequency or regularity of the services, whether the services are being carried out at arm’s length in the ordinary course of business, and whether the services are being provided substantially on the same terms to the Company as those prevailing at the time from unrelated parties for comparable transactions.  Such relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships.  Applying these independence standards, the Board has determined that Messrs. Ford, Gray, Martin and Smith are all independent directors, except that Mr. Martin is not an independent director for purposes of the Audit Committee.

In reaching these conclusions regarding independence, the Board considered the following with respect to Messrs. Gray and Martin.  Ted Gray, Jr. manages a portion of the investment assets of Mr. and Mrs. Williams.  The investment assets of Mr. and Mrs. Williams that are managed by Mr. Gray comprise less than 2% of the total investment assets under his management.  Accordingly, the Board determined that the relationship between Mr. Gray and Mr. and Mrs. Williams would not interfere with Mr. Gray’s exercise of independent judgment in carrying out the responsibilities of a director of the Company.  P. Scott Martin, Founder, Chief Executive Officer and Senior Partner of BlackBrush Oil & Gas, L.P., referred to as BlackBrush, was elected to the Board by the holders of the Company’s special preferred voting stock, all of which is currently owned by funds managed by Ares Management, L.P., referred to as Ares.  Funds managed by Ares also own a controlling interest in BlackBrush.  The Board has determined that Mr. Martin’s relationship with Ares does not interfere with Mr. Martin’s exercise of independent judgment in carrying out the responsibilities of a director of the Company, and that Mr. Martin is an independent director under the applicable NYSE corporate governance listing standards and federal securities laws.  However, the Board has determined that Mr. Martin may not meet the enhanced independence standards under the NYSE rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, referred to as the Exchange Act, for purposes of Audit Committee membership, and, accordingly, has decided not to consider Mr. Martin for election to the Audit Committee.  The Board has determined that Mr. Walton is not an independent director under NYSE listing standards and federal securities laws due to the positions he holds with Ares, as described below.

Corporate Governance Documents

The Company maintains a corporate governance page on its website at www.claytonwilliams.com under “Investors/Corporate Governance” where you can find the following documents:

•                  The Company’s Corporate Governance Guidelines;

•                  The Company’s Code of Conduct & Ethics;

•                  The Company’s Financial Code of Conduct; and

•                  The charters of the Company’s Audit, Compensation and Nominating and Governance Committees.

The Company will also provide a printed copy of these documents, free of charge, to shareholders who request copies in writing from Patti Hollums, Director of Investor Relations, Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas 79705.

Communications with the Board

Communications by shareholders or by other parties may be sent to the Board by mail or overnight delivery and should be addressed to the Board c/o, Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas 79705, Attention: Secretary.  Communications directed to the Board or to one or more Board members, including any independent director or the independent directors as a group, will be forwarded directly to the designated member or members and may be made anonymously.

Identification of Director Candidates

The Company’s Nominating and Governance Committee identifies and reviews director candidates to determine whether they qualify for and should be considered for membership on the Board.  If any vacancies on the Board arise, the Nominating and Governance Committee may consider potential candidates that come to the attention of the Committee through current members of the Board, management of the Company, shareholders or other persons.  Candidates for nomination to the Board, whether recommended to the Nominating and Governance Committee by other members of the Board, management, shareholders or otherwise, are evaluated with the intention of achieving a balance of knowledge, experience and capability on the Board and in light of the membership criteria established by the Nominating and Governance Committee which are as follows:

•                  High professional and personal ethics and values;

•                  Broad experience in management, policy-making and/or finance;

•                  Commitment to enhancing shareholder value and to representing the interests of shareholders;

•                  Sufficient time to carry out their duties; and

•                  Experience adequate to provide insight and practical wisdom.

The Board does not have a policy regarding the consideration of diversity in identifying nominees for election as directors.  The Nominating and Governance Committee seeks to identify individuals who meet the criteria listed above.

The Board is not entitled to nominate the Preferred Directors.  In accordance with the Certificate of Designation, the Preferred Directors are elected by the holders of the Company’s special voting preferred stock at each annual meeting of the Company.  Pursuant to the Certificate of Designation, the holders of the Company’s special voting preferred stock must provide the Board and the Nominating and Governance Committee with a reasonable opportunity to determinate compliance with the terms of the Certificate of Designation with respect to the election of Preferred Directors.

Consideration of Director Nominees

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder nominations for candidates for Board membership as described above.  Any shareholder nominations proposed for Board membership should include the nominee’s name and qualifications for Board membership and should be addressed to: Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas 79705, Attention: Secretary.  For information regarding shareholder nominees for election as director at a meeting of shareholders, see “Shareholder Proposals.”

2015 Board Meetings and Annual Meeting

The Board met five times in 2015 and took action by unanimous written consent twice.  Each of the directors attended 100% of the Board meetings in 2015, except for Mr. Parker, who attended 80%.  Each of the directors also attended 100% of the meetings of the committees of the Board on which he served in 2015, except for Mr. Parker, who attended 67%.  All directors attended the 2015 annual meeting of shareholders.  The Company encourages all Board members to attend its annual meeting.

Board Committees

The Board has three standing committees: Compensation, Nominating and Governance and Audit.  The Board has determined that each member of these committees is independent consistent with federal securities laws and the NYSE corporate governance listing standards.  In addition, the Board previously determined that Mr. Parker was an independent director for purposes of the Compensation, Nominating and Governance and Audit Committees, consistent with federal securities laws and the NYSE corporate governance listing standards, prior to his resignation from the Board on March 30, 2016.

Compensation Committee

The Compensation Committee held three meetings during 2015.  Directors Gray (Chairman), Ford and Smith currently serve on the Compensation Committee.  In addition, the Board expects to appoint Mr. Martin to the Compensation Committee at a future meeting.  Mr. Parker served as a director on the Compensation Committee until his resignation from the Board on March 30, 2016.  The purposes of the Compensation Committee are:

•                  To review, evaluate, and approve the agreements, plans, policies and programs of the Company to compensate its executive officers and directors;

•                  To review the Compensation Discussion and Analysis prepared by management and proposed for inclusion in the Company’s proxy statement for its annual meeting of shareholders and to determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in such proxy statement;

•                  Produce the Compensation Committee report as required by Item 407(e)(5) of Regulation S-K for inclusion in the proxy statement in accordance with applicable rules and regulations;

•                  To provide assistance to the Board in discharging its responsibilities relating to the compensation of the executive officers and directors of the Company; and

•                  To perform such other functions as the Board may assign to the Committee from time to time.

The specific responsibilities of the Compensation Committee are identified in the Compensation Committee’s charter, which is available on the Company’s website at www.claytonwilliams.com under “Investors/Corporate Governance.”

Pursuant to its charter, the Compensation Committee may appoint subcommittees for any purpose that the Compensation Committee deems appropriate and delegate to these subcommittees any power and authority the Compensation Committee deems appropriate.  Historically the Compensation Committee has not delegated any of its powers and authority and, at this time, the Compensation Committee does not intend to delegate its powers and authority to any subcommittee.

Agendas for meetings of the Compensation Committee are generally prepared by members of senior management in consultation with the Chairman of the Compensation Committee.  Compensation Committee meetings are regularly attended by members of senior management.  The Compensation Committee also regularly meets in executive session without the Company’s officers being present.  In addition, in accordance with the Compensation Committee’s charter, the Chief Executive Officer may not be present when the Committee is voting or deliberating on his compensation.  The Compensation Committee has the authority to secure the services of independent consultants and advisors and the Company’s legal, accounting and human resources departments to support the Compensation Committee in fulfilling its responsibilities.  The Compensation Committee has authority under its charter to retain, approve fees for, and terminate independent consultants and advisors as it deems necessary to assist in the fulfillment of its responsibilities.  As described in more detail under “Executive Compensation — Compensation Discussion and Analysis — Setting Executive Compensation — Use of Independent Consultants,” in the past, and as recently as 2014, the Compensation Committee has engaged Longnecker & Associates, or L&A, to conduct a market compensation analysis and to provide recommendations regarding the total direct compensation packages of the Company’s named executive officers.  However, in 2015 the Compensation Committee elected to reduce base salaries of named executive officers by 20% without a corresponding increase in other compensation payable to the executives.  As a consequence, L&A was not engaged to provide market compensation analysis.  However, in connection with the expiration of employment agreements with the Company’s executive officers, L&A was engaged by the Compensation Committee to review the Company’s employment agreements to ensure that extending the term of the agreements would not provide benefits to the Company’s executive officers (particularly severance benefits) that are out of market.  In selecting L&A to provide these services, the Compensation Committee assessed the independence of L&A pursuant to SEC rules and considered, among other things, whether L&A provides any other services to the Company, fees paid to L&A as a percentage of its revenue, the policies of L&A that are designed to prevent any conflict of interest between L&A, the Compensation Committee and the Company, any personal or business relationship between L&A and a member of the Compensation Committee or one of the Company’s executive officers and whether L&A owned any shares of the Company’s common stock.  In addition to the foregoing, the Compensation Committee received documentation from L&A addressing the firm’s independence.  L&A was engaged directly by the Compensation Committee, reports exclusively to the Compensation Committee and does not provide any additional services to the Company.  The Compensation Committee has concluded that L&A is independent and does not have any conflicts of interest.  The Compensation Committee determined that management had not attempted to influence L&A’s review or recommendations.  A detailed description of the processes and procedures of the Compensation Committee for the consideration and determination of executive and director compensation can be found under “Executive Compensation — Compensation Discussion and Analysis.”

None of the individuals serving on the Compensation Committee, including Mr. Parker during his service on the committee, has ever been an officer or employee of the Company.  All of the members of the Compensation Committee, including Mr. Parker during his service on the committee, satisfy the independence requirements of federal securities laws and the NYSE corporate governance listing standards.  Additionally, all of the members of the Compensation Committee, including Mr. Parker during his service on the committee, qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act, and as “outside directors” for purposes of Section 162(m) of the Tax Code.

Nominating and Governance Committee

The Nominating and Governance Committee met two times in 2015.  Directors Ford (Chairman), Gray and Smith currently serve on the Nominating and Governance Committee.  In addition, the Board expects to appoint Mr. Martin to the Nominating and Governance Committee at a future meeting.  Mr. Parker served as a director on the Nominating and Governance Committee until his resignation from the Board on March 30, 2016.  The purposes of the Nominating and Governance Committee are:

•                  To identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to select the director nominees for election at the annual meetings of shareholders or for appointment to fill vacancies;

•                  To recommend to the Board director nominees for each committee of the Board;

•                  To advise the Board about appropriate composition of the Board and its committees;

•                  To advise the Board about and recommend to the Board appropriate corporate governance practices and to assist the Board in implementing those practices;

•                  To lead the Board in its annual review of the performance of the Board and its committees; and

•                  To perform such other functions as the Board may assign to the Committee from time to time.

The specific responsibilities of the Nominating and Governance Committee are identified in the Nominating and Governance Committee’s charter, which is available on the Company’s website at www.claytonwilliams.com under “Investors/Corporate Governance.”

Audit Committee

The Audit Committee held five meetings during 2015 and took action by unanimous written consent once.  Directors Smith (Chairman), Ford and Gray currently serve on the Audit Committee.  In addition, Mr. Parker served as Chairman of the Audit Committee until his resignation from the Board on March 30, 2016.  The purposes of the Audit Committee are:

•                  To assist the Board in fulfilling its oversight responsibilities regarding the:

•                  Integrity of the Company’s financial statements;

•                  Company’s compliance with legal and regulatory requirements;

•                  Qualifications, independence and performance of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (the “independent auditors”);

•                  Effectiveness and performance of the Company’s internal audit function;

•                  To annually prepare an Audit Committee report and publish the report in the Company’s proxy statement for its annual meeting of shareholders, in accordance with applicable rules and regulations; and

•                  To perform such other functions as the Board may assign to the Committee from time to time.

All of the members of the Audit Committee, including Mr. Parker during his service on the committee, qualify as an independent director under the federal securities laws and the NYSE corporate governance listing standards.  The Board has determined that no member of the Audit Committee, including Mr. Parker during his service on the committee, meets all of the criteria needed to qualify as an “audit committee financial expert” as defined by SEC regulations.  The Board believes that each of the current members, including Mr. Parker during his service on the committee, of the Audit Committee has sufficient knowledge and experience in financial matters to perform his duties on the Audit Committee.  In addition, the Audit Committee has engaged, at the Company’s expense, Davis Kinard & Co., certified public accountants, as a financial accounting consultant to independently advise the Audit Committee in the area of technical accounting issues and to assist the Audit Committee in fully understanding any matters that may come before the Audit Committee, including matters related to:

•                  Generally accepted accounting principles and the application of such principles in connection with accounting for estimates, accruals and reserves;

•                  Internal controls and procedures for financial reporting; and

•                  Other Audit Committee functions.

The specific responsibilities of the Audit Committee are identified in the Audit Committee’s charter, which is available on the Company’s website at www.claytonwilliams.com under “Investors/Corporate Governance.”  The Audit Committee serves as an independent and objective party to oversee the accounting and financial reporting practices of the Company and the audits of its financial statements.  The Audit Committee has the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the independent auditors and any other public accounting firm engaged by the Company.  The independent auditors, and any other public accounting firm engaged by the Company, report directly to the Audit Committee.

Proposal 1:  Election of Two Directors

The Board currently consists of seven directors.  Five of the directors are elected by the holders of the Company’s common stock and the two Preferred Directors are elected by the holders of the Company’s special voting preferred stock.  The five directors elected by the holders of the Company’s common stock are divided into three classes of members.  One class of directors is elected each year to hold office for a three-year term and until successors of such class are duly elected and qualified.  Except for broker non-votes or where the authority to do so has been withheld, the persons named in the proxy intend to vote to elect Clayton W. Williams, Jr. and Davis L. Ford as directors for a three-year term expiring in 2019.  Messrs. Williams and Ford were appointed as director nominees by the Nominating and Governance Committee, and each has consented to being named in the Company’s proxy statement and to serve, if elected, but if either of them should be unable to serve for any reason, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy.

Information is provided below for the nominees for election and for each other director continuing in office regarding their age, positions with the Company or other principal occupations for the past five years, other directorships held during the past five years, and the year initially elected a director of the Company.  The biographies of the nominees and each continuing director below contain, where applicable, information regarding the experience, qualifications, attributes or skills that led the Nominating and Governance Committee and the Board to the conclusion that such individual should serve as a director for the Company.  For information concerning the ownership of Company common stock by each director, see “Security Ownership of Certain Beneficial Owners and Management.”  There are no family relationships among the directors or officers of the Company, except that Mr. Williams is the father-in-law of Gregory S. Welborn, Vice President — Land.

Nominees for Election to the Board of Directors

For Three-Year Term Expiring in 2019

CLAYTON W. WILLIAMS, JR., age 84, is Chairman of the Board, Chief Executive Officer and a director of the Company, having served in such capacities since September 1991.  Prior to March 2015, Mr. Williams also served as President of the Company.  For more than the past five years, Mr. Williams has also been the chief executive officer and a director of certain entities that are controlled directly or indirectly by Mr. Williams, referred to as the Williams Entities.  See “Certain Transactions and Relationships.”  Mr. Williams beneficially owns, either individually or through his affiliates, approximately 25.5% of the outstanding shares of the Company’s common stock.  See “Security Ownership of Certain Beneficial Owners and Management.”  Mr. Williams is the Company’s Chief Executive Officer and the Company’s largest shareholder. Mr. Williams has extensive knowledge of the oil and gas industry, as well as relationships with chief executives and other senior management of oil and gas companies and oilfield service companies throughout the United States.  He actively participates in all facets of the Company’s business and has significant influence in matters voted on by the Company’s shareholders, including the election of five of the Company’s Board members.

DAVIS L. FORD, age 78, is a director of the Company and a member of the Audit, Compensation and Nominating and Governance Committees of the Board.  Dr. Ford has served as a director of the Company since February 2004.  He has been president of Davis L. Ford & Associates, an environmental engineering and consulting firm, for more than the past five years and is also an adjunct professor at The University of Texas at Austin.  Dr. Ford is a distinguished engineering graduate of both Texas A&M University and The University of Texas at Austin and is also a member of the National Academy of Engineering.  Dr. Ford’s extensive experience as an environmental engineer specializing in matters pertaining to the oil and gas industry provides the Company with valuable insight into environmental risks and associated regulations.  In addition, Dr. Ford’s years of experience in business and his educational background provides the Company with sound advice in the conduct of its business.

The Board of Directors unanimously recommends a vote “FOR” the election of Messrs. Williams and Ford to the Board of Directors.

Members of the Board of Directors Continuing in Office

Term Expiring in 2017

JORDAN R. SMITH, age 81, is a director of the Company and a member of the Audit, Compensation and Nominating and Governance Committees of the Board.  Mr. Smith has served as a director of the Company since July 2000.  He is President of Ramshorn Investments, Inc., a wholly owned subsidiary of Nabors Industries, having served in such capacity for more than the past five years.  Ramshorn Investments, Inc. is engaged in oil and gas exploration and production.  Mr. Smith has served on the Board of the University of Wyoming Foundation and the Board of the Domestic Petroleum Council.  Mr. Smith was chosen as a director nominee because he is an experienced geologist with a high level of technical expertise in the oil and gas industry.  In addition, Mr. Smith’s leadership experience with publicly owned companies and overall business background provides the Company with valuable judgment in the conduct of the Company’s business.

Members of the Board of Directors Continuing in Office

Term Expiring in 2018

MEL G. RIGGS, age 61, is President and a director of the Company, having served in such capacities since March 2015.  Previously, Mr. Riggs served as Executive Vice President and Chief Operating Officer of the Company, beginning in December 2010, and Senior Vice President and Chief Financial Officer, beginning in September 1991.  Mr. Riggs has served as a director of the Company since May 1994.  Mr. Riggs is the sole general partner of The Williams Children’s Partnership, Ltd., referred to as WCPL, a limited partnership in which the adult children of Clayton W. Williams, Jr. are the limited partners.  WCPL holds approximately 25.0% of the outstanding shares of the Company’s common stock.  As the sole general partner, Mr. Riggs has the power to vote or direct the voting of the shares of the Company’s common stock held by WCPL.  See “Security Ownership of Certain Beneficial Owners and Management.”  Mr. Riggs also serves as an officer and director of certain of the Williams Entities.  Since July 2009, Mr. Riggs has also served as a director of TransAtlantic Petroleum Ltd, a publicly owned company engaged internationally in the acquisition, development, exploration and production of crude oil and natural gas.  Mr. Riggs has served in a leadership position in the Company from its inception and has demonstrated his value as a proven leader.  Mr. Riggs has extensive knowledge in strategic planning, is an expert in financial matters and is highly qualified to make strategic and operational decisions on behalf of the Company.  Mr. Riggs actively participates in all facets of the Company’s business and has significant influence in matters voted on by the Company’s shareholders, including the election of five of the Company’s Board members.

TED GRAY, JR., age 66, is a director of the Company and a member of the Audit, Compensation and Nominating and Governance Committees of the Board.  Mr. Gray has served as a director of the Company since December 2008.  He is a Vice President and Senior Portfolio Manager at UBS Financial Services, Inc. in Austin, Texas, where he is a member of a team managing portfolios for high net worth individuals and foundations.  Prior to joining UBS Financial Services,

Inc. in December 2008, Mr. Gray was an investment advisor with Morgan Stanley in Austin, Texas, for eight years and has been involved in banking and investment activities since 1972.  Mr. Gray has extensive knowledge related to investments and other financial matters providing the Company with valuable insight into domestic and global financial markets and sound advice on matters affecting the Company’s business.

Preferred Directors

Term Expiring in 2016

The Preferred Directors were not elected by the holders of the Company’s common stock, and the holders of the Company’s common stock are not entitled to vote in the election of the Preferred Directors.  In accordance with the Certificate of Designation, the holders of the Company’s special voting preferred stock elect the Preferred Directors at each annual meeting of the Company.

P. SCOTT MARTIN, age 59, is a director of the Company.  Mr. Martin does not currently serve on any Committee of the Board.  However, the Board expects to appoint Mr. Martin to the Compensation and Nominating and Governance Committees at a future meeting.  Mr. Martin has served as a director since he was elected to the Board as a Preferred Director by the holders of the Company’s special voting preferred stock on March 31, 2016.  Mr. Martin is the Founder, Chief Executive Officer and Senior Partner of BlackBrush Oil & Gas, LP.  BlackBrush is a San Antonio-based oil and gas production and pipeline enterprise that operates over 300,000 gross acres in South Texas.  BlackBrush is a controlled portfolio company of funds managed by Ares.  Mr. Martin has more than 30 years of energy-related experience in management, accounting, finance, enterprise valuation and mergers and acquisitions, including the last eleven years in various roles at BlackBrush.

NATHAN W. WALTON, age 38, is a director of the Company.  Mr. Walton does not currently serve on any Committee of the Board.  Mr. Walton has served as a director since he was elected to the Board as a Preferred Director by the holders of the Company’s special voting preferred stock on March 31, 2016.  Mr. Walton is a Partner in the Private Equity Group of Ares and joined Ares in 2006.  Additionally, Mr. Walton serves on the Investment Committee of the Ares EIF funds.  He also serves on the Boards of Directors of True Company LLC, Integradora de Servicios Petroleros Oro Negro, S.A.P.I. de C.V. and the parent company of BlackBrush Oil & Gas LP.

Proposal 2:  Approval of Increases in the Company’s Common Stock Issuable on Exercise of Warrants

At the annual meeting, the Company is asking its shareholders to consider and vote upon a proposal to approve increases in the number of shares of the Company’s common stock issued or issuable upon exercise of certain warrants that would result from the occurrence of certain events, including the subdivision or combination of common stock, the issuance of a dividend to all holders of common stock, certain issuances of common stock, certain issuances of rights or options and certain issuances of convertible securities, each of which is described briefly below.

Overview

On March 8, 2016, the Company entered into a Warrant and Preferred Stock Purchase Agreement, referred to as the Purchase Agreement, with Ares, pursuant to which the Company agreed to issue to the purchasers identified therein, referred to as the Purchasers, warrants, referred to as the Warrants, to purchase an aggregate of up to 2,251,364 shares of common stock, at an exercise price of $22.00 per share of common stock, subject to certain adjustments in the number of shares and the exercise price provided therein.  The terms and conditions of the Warrants are summarized in the “Description of the Warrants” below.

The number of shares of common stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, including the issuance of dividends, certain subdivisions or combinations of shares of the Company’s common stock or issuances of common stock, rights or options, or certain convertible securities.  Although the shares of common stock issuable upon exercise of the Warrants currently represent approximately 18.5% of the shares of common stock that were outstanding as of the date of the Purchase

Agreement, if the Company were to issue additional shares of common stock, other rights or options, or certain convertible securities, the number of shares of common stock issuable under the Warrants could be increased.

The listing rules of The New York Stock Exchange, Inc., referred to as the NYSE, upon which the Company’s common stock trades, limit the number of shares of the Company’s common stock that the Company may issue without shareholder approval upon the exercise of the Warrants.  Specifically, Section 312.03(c) of the NYSE Listed Company Manual requires that the Company obtain shareholder approval, referred to as the Shareholder Approval, in certain circumstances prior to the issuance of the Company’s common stock, or securities convertible into or exercisable for the Company’s common stock, such as the Warrants, in any transaction or series of related transactions if: (i) the common stock issuable by the Company has, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for the Company’s common stock; or (ii) the number of shares of the Company’s common stock to be issued is, or will upon issuance, equal 20% or more of the number of shares of the Company’s common stock outstanding before the issuance of such stock or of securities convertible into or exercisable for the Company’s common stock.

At the annual meeting, the Company is seeking the approval of the Company’s shareholders for adjustments in the exercise price and number of shares under the Warrants that could result in the Company issuing shares of the Company’s common stock that exceed, in the aggregate, the 20% thresholds specified in NYSE Section 312.03(c).

Reasons for the Refinancing

The Company issued the Warrants in connection with the closing of the Refinancing described below.  The severe downturn in oil prices that began in 2014 significantly reduced the Company’s cash flow from operations, causing the Company to suspend drilling operations in both of the Company’s core resource plays early in 2015 in order to preserve liquidity. Management quickly took decisive steps to reduce costs in an attempt to improve margins, but the combination of declining production attributable to suspended drilling activities and the impact of substantially lower oil and natural gas prices on cash flow led the Company’s senior management and the Board, beginning in early July 2015, to consider a variety of strategic and financial alternatives for the Company.

In August 2015, the Board formed a special committee comprising Messrs. Ford, Gray, Parker and Smith, all of whom were independent and disinterested directors, to develop, explore and evaluate strategic alternatives for the Company, including potential transactions involving a business combination, a recapitalization, a sale of assets or securities of the Company or another extraordinary transaction.  Goldman, Sachs & Co., referred to as Goldman, was engaged to serve as the Company’s exclusive financial advisor in this process.  The special committee also engaged independent legal counsel.

With the assistance of senior management, Goldman identified and contacted potential counterparties on a confidential basis to determine their interest in one or more of the strategic alternatives under consideration by the Company.  The Company received indications of interest across all of these alternatives.  Throughout the review process, the special committee reviewed indications of interest and other information with Goldman, senior management, legal counsel for the Company and legal counsel for the special committee.

In mid-January 2016, final bids were submitted for various potential transactions, including proposals for secured debt financing.  The special committee concluded that a secured debt alternative was favorable to the Company and its shareholders.  In reaching this conclusion, the special committee considered, among other factors, that the secured debt alternative avoided a sale of the Company’s core assets during a time of declining commodity prices, provided a dedicated source of liquidity to fund the Company’s operations and development activities over the next two to three years, limited immediate dilution to existing shareholders and retained the opportunity to ultimately enhance shareholder value if the commodity environment improves.  The special committee instructed Goldman to negotiate final proposals with these bidders, and following negotiations, the special committee and the Board unanimously selected the proposal submitted by Ares.

On March 8, 2016, the Company entered into a credit agreement with Ares providing for the issuance of second lien term loans and common stock warrants and an amendment to the revolving credit facility with the Company’s banks, referred to as the Refinancing.  Upon closing of the Refinancing on March 15, 2016, the

Company issued term loans to Ares in the principal amount of $350 million, net of original issue discount of $16.8 million, for cash proceeds of $333.2 million.  Concurrently, the Company issued the Warrants to Ares for cash proceeds equal to the original issue discount from the issuance on the term loans.  Aggregate cash proceeds from the transaction of approximately $340 million, net of transaction costs, were used to fully repay the outstanding indebtedness under the revolving credit facility of $160 million, plus accrued interest and fees, and added approximately $180 million of cash to the Company’s balance sheet to provide additional liquidity to fund the Company’s operations and future development.

In connection with the issuance of the Warrants, the Company designated and issued to the initial Warrant holders 3,500 shares of special voting preferred stock, $0.10 par value per share, granting them the right to elect the Preferred Directors.

Description of the Warrants

Each Warrant affords the holder the opportunity to purchase shares of common stock at an exercise price of $22.00 per share.  The Warrants expire on March 15, 2026.

The number of shares of common stock for which a Warrant is exercisable and the exercise price per share of a Warrant are subject to adjustment from time to time pursuant to Section 2 of the Warrant upon the occurrence of certain events, including:

(a)         the subdivision or combination of common stock;

(b)         the issuance of a dividend to all holders of common stock;

(c)          issuances of common stock for consideration per share less than the exercise price of the Warrants in effect immediately prior to that time;

(d)         issuances of rights or options, where the price per share of common stock issuable upon exercise or conversion thereof is less than the exercise price of the Warrants in effect immediately prior to such time; and

(e)          issuances of convertible securities, where the price per share of common stock issuable upon conversion or exchange thereof is less than the exercise price of the Warrants in effect immediately prior to such time.

Each Warrant also contains a “cashless exercise” feature that allows the holder to exercise the Warrant without a cash payment to the Company upon the terms set forth in the Warrant, while reducing the number of shares of common stock issuable upon exercise of the Warrant.

In the event that any exercise of the Warrant prior to the Shareholder Approval would result in the issuance of shares of common stock that (i) have, or will have upon issuance, voting power in excess of 19.99% of the voting power of the common stock outstanding before the Issuance Date, as defined in the Warrants, or (ii) represent, or will represent upon issuance, in excess of 19.99% of the number of shares of common stock outstanding before the Issuance Date, each of (i) and (ii) referred to as the Warrant Exercise Cap, the Company shall have no obligation to issue and deliver shares of common stock in excess of the Warrant Exercise Cap unless and until the Company receives the Shareholder Approval.  The Company has agreed to use commercially reasonable efforts to seek the Shareholder Approval promptly following the Issuance Date, and this obligation continues until the Shareholder Approval has been obtained.

Prior to the occurrence of certain events constituting a Fundamental Transaction, as defined in the Warrants, as a result of which the shares of common stock (or other securities, cash, assets or other property purchasable upon exercise of the Warrant prior to the Fundamental Transaction) would be converted into, changed into or exchanged for, stock, securities or other assets (including cash or any combination thereof), each holder of a Warrant will have the right to receive, upon exercise of a Warrant, an amount of securities, stock or other assets received in connection with such event with respect to or in exchange for the number of shares of common stock for which such Warrant is exercisable immediately prior to such event.

The Warrants and the shares of common stock issuable upon exercise of the Warants are subject to restrictions on transfer set forth in the Warrants.

The foregoing description of the Warrants is only a summary of, and is qualified in its entirety by reference to, the full text of the Form of Warrant to Purchase Common Stock, a copy of which is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on March 15, 2016, and is incorporated into this section by reference.

Possible Effects on Rights of Existing Shareholders

Existing shareholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of the Company’s common stock upon the exercise of the Warrants.  Upon exercise of the Warrants (without regard to any future adjustment in the exercise price or number of shares issuable upon exercise of the Warrant, and assuming that the Warrants are not exercised on a “cashless exercise” basis), an aggregate of 2,251,364 additional shares of common stock will be issued, and the percentage ownership interests of the Company’s existing shareholders would be correspondingly reduced.  The amount described above does not give effect to the issuance of additional shares of common stock due to the adjustments described above in “Description of the Warrants,” or any other future issuances of the Company’s common stock.  The sale into the public market of these shares also could materially and adversely affect the market price of the Company’s common stock.

Interests of Directors in the Matters Being Voted Upon

Pursuant to the Refinancing, the Company issued $350 million in term loans to Ares and its affiliates, net of original issue discount of $16.8 million.  Concurrently, the Company issued the Warrants to Ares and its affiliates for cash proceeds equal to the original issue discount from the issuance on the term loans.  The Company also issued 3,500 shares of special voting preferred stock to Ares and its affiliates in connection with the issuance of the Warrants, which granted Ares the right to elect two Preferred Directors.  Nathan W. Walton is a member of the Company’s Board and is a Partner in the Private Equity Group of Ares and serves on the Investment Committee of the Ares EIF funds.  Mr. Walton was elected by Ares and its affiliates, as the holders of all issued and outstanding shares of the Company’s special voting preferred stock.  Those entities have an interest in this proposal, which would have the effect of increasing the number of shares of common stock issuable upon exercise of the Warrants held by Ares and its affiliates above 19.99% of the shares outstanding at the time of the Purchase Agreement.

Shareholder Approval

At the annual meeting, the Company is asking the Company’s shareholders to consider and vote upon a proposal to approve increases in the number of shares of the Company’s common stock issuable upon exercise of the Warrants, which would have the effect of approving all increases in the number of shares of the Company’s common stock arising from changes in the exercise price or number of shares of common stock issuable pursuant to the exercise of the Warrant due to changes related to the Company’s common stock described in “Description of the Warrants” above.

Shareholder approval of this proposal would allow the Company to issue shares of the Company’s common stock upon exercise of the Warrants even if, after the adjustments described in “Description of the Warrants” above, the shares of common stock that may be issued have, or will have upon issuance, voting power equal to 20% or more of the voting power of the Company’s common stock outstanding before the issuance of such shares and are, or will upon issuance, equal 20% or more of the number of shares of the Company’s common stock outstanding before the issuance of such shares.

While the Company currently does not know whether it will ever effect any transactions that will lead to the adjustments described in “Description of the Warrants” above, if the proposal is approved, then the Board and management will have greater flexibility if they determine that a transaction described above would be in the best interests of the Company and the Company’s shareholders, even if the exercise price or number of shares issuable upon exercise of the Warrants as adjusted for those transactions would otherwise result in the issuance of shares in excess of the NYSE rule limits.

Consequences of Not Approving this Proposal

If the Company does not obtain shareholder approval of this Proposal at the annual meeting, the Company may be required to resubmit the Proposal at future annual meetings, and to potentially call an additional meeting thereafter to seek such shareholder approval, until such shareholder approval is obtained.

The Board of Directors unanimously recommends a vote “FOR” the approval of the increases in the Company’s common stock issuable on exercise of the Warrants.

Executive Compensation

Compensation Discussion and Analysis

General

The Compensation Committee consists of Messrs. Gray, Ford and Smith, all of whom are independent directors under current federal securities laws and the NYSE corporate governance listing standards, “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act, and “outside directors” for purposes of Section 162(m) of the Tax Code.  The Compensation Committee establishes the salaries of all corporate officers, including the named executive officers set forth in the Summary Compensation Table below, and directs and administers the Company’s incentive compensation plans.  The Compensation Committee also reviews with the Board its recommendations relating to the future direction of corporate compensation practices and benefit programs.

Throughout this proxy statement, the following individuals are referred to as the named executive officers:

•                  Clayton W. Williams, Jr., Chairman of the Board and Chief Executive Officer

•                  Mel G. Riggs,  President

•                  Michael L. Pollard, Senior Vice President — Finance and Chief Financial Officer

•                  Samuel L. Lyssy, Jr., Vice President — Exploration

•                  Gregory S. Welborn, Vice President — Land

A more detailed biography of each of the Company’s executive officers is set forth in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 24, 2016.

Compensation Philosophy and Principles

The Compensation Committee recognizes that the oil and gas exploration and production industry is highly competitive and that experienced professionals have significant career mobility.  The Company competes for executive talent with a large number of exploration and production companies, some of which have significantly larger market capitalization than the Company.  Comparatively, the Company is a smaller company in a highly competitive industry, and its ability to attract, retain and reward its executive officers and other key employees is essential to maintaining an advantageous position in the oil and gas business.  The Company’s comparatively smaller size within its industry and its relatively small executive management team provide unique challenges in this industry, and therefore, are substantial factors in the design of the executive compensation program.  The Compensation Committee’s goal is to maintain compensation programs that are effective in attracting and retaining talented individuals within the independent oil and gas industry.  Each year, the Compensation Committee reviews the executive compensation program to assess whether the program remains comparable with those of similar companies, considers the program’s effectiveness in creating adequate incentives for executives to find, acquire, develop and produce oil and gas reserves in a cost-effective manner, and determines what changes, if any, are appropriate.

The Compensation Committee has adopted a compensation policy that it believes to be a balance between fair and reasonable cash compensation and incentives linked to the Company’s performance, taking into consideration compensation of individuals with similar duties who are employed by its peers in the industry.  The policy takes into account the cyclical nature of the oil and gas business, which may result in traditional performance standards being skewed due to erratic commodity prices.  An analysis of the Company’s goals has resulted in a policy that places an emphasis on increasing the Company’s proved oil and gas reserves and production, coupled with maintaining an acceptable balance between its overhead and profit margin.  As described more fully below, the Compensation Committee may, in addition to base salaries, award bonuses and direct participation incentives in exploration and production projects based upon the performance of the Company and the efforts of individual executives and key employees.

In determining the form and amount of compensation payable to the Company’s executive officers, the Compensation Committee is guided by the following objectives and principles:

•                  Compensation levels should be sufficiently competitive to attract, motivate and retain key executives.  The Compensation Committee aims to ensure that the Company’s executive compensation program attracts, motivates and retains outstanding talent and rewards that talent to the extent the Company achieves and maintains a competitive position in its industry.  Total compensation (i.e., maximum achievable compensation) should increase with position and responsibility.

•                  Compensation should relate directly to performance, and incentive compensation should constitute a substantial portion of total compensation.  The Compensation Committee aims to foster a pay-for-performance culture, with a significant portion of total compensation being contingent, directly or indirectly, on Company or individual performance.  Accordingly, a substantial portion of total compensation should be tied to and vary with the Company’s financial, operational and strategic performance, as well as individual performance.

•                  Long-term incentive compensation should align the interests of executives with the Company’s shareholders.  Awards of long-term incentive compensation encourage executives to focus on the Company’s long-term strategic growth and prospects and incentivize executives to manage the Company from the perspective of its shareholders.

•                  Retirement benefits should comprise an element of executive compensation.  The Company does not offer retirement benefits to its executive officers other than through its tax-qualified 401(k) plan.  Therefore, the Compensation Committee has designed the Company’s long-term incentive compensation to also provide a competitive level of replacement income upon retirement.

The Company’s executive compensation program is designed to reward the achievement of objectives regarding Company growth and productivity, but it also takes into consideration the role and responsibilities of individual executive officers within the Company and internal pay equity.  Therefore, the Company’s executive compensation is designed:

•                  To encourage the Company’s executive officers to maintain a thorough and dynamic understanding of the competitive environment and to position the Company as a respected force within its industry;

•                  To incentivize the Company’s executive officers to develop strategic opportunities that benefit the Company and its shareholders;

•                  To sustain an internal culture focused on performance and the development of the Company’s assets into producing properties;

•                  To require the Company’s executive officers and other key employees to share the risks facing its shareholders, and to enable them to share in the rewards associated with the successful development of the Company’s assets into producing properties; and

•                  To implement a culture of compliance and unwavering commitment to operate the Company’s business with the highest standards of professional conduct and compliance.

Advisory Vote on Executive Compensation

In 2014, the Company held its second shareholder advisory vote on the compensation paid to the named executive officers in 2010, which resulted in more than 99% of votes cast approving such compensation. As recommended by the Board, shareholders expressed their preference for an advisory vote on executive compensation once every three years, and the Company has implemented that recommendation.

The Compensation Committee evaluated the results of the 2014 advisory vote on executive compensation and the overwhelming support expressed by shareholders at the Company’s 2014 meeting. The Compensation Committee also considered many other factors in evaluating the Company’s executive compensation programs as discussed in this compensation discussion and analysis, including the Compensation Committee’s assessment of the interaction of the Company’s compensation programs with its corporate business objectives, evaluations of the Company’s programs by its external compensation consultant, and review of comparative compensation data which included information regarding a selected group of peers.  Each of these factors was evaluated in the context of the Compensation Committee’s duty to act as the directors believe to be in the shareholders’ best interests. While each of these factors bore on the Compensation Committee’s decisions regarding the Company’s named executive officers’ compensation, the Compensation Committee did not make any changes to its executive compensation program and policies as a result of the 2014 “say on pay” advisory vote. Given the support shareholders expressed for the Company’s executive compensation programs at the Company’s 2014 annual meeting, the Compensation Committee generally elected to continue to apply the same principles in determining the types and amounts of compensation to be paid to the named executive officers in 2014.

Setting Executive Compensation

Management’s Role in Setting Executive Compensation

Mr. Riggs, in consultation with Mr. Williams, evaluates all executive officers, including the named executive officers other than himself, and makes recommendations to the Compensation Committee regarding base salary levels and the amounts of any incentive bonus payments and long-term incentive awards to be granted to all executive officers.  Mr. Pollard assists in this evaluation and preparation of compensation recommendations.  No executive makes recommendations with respect to his own compensation.  Additionally, Messrs. Williams, Riggs and Pollard regularly attend Compensation Committee meetings.  These recommendations are given significant weight by the Compensation Committee but are not necessarily determinative of the compensation decisions made by the Compensation Committee.  These recommendations are used as points of reference, not as a replacement for the Compensation Committee’s own judgment of internal pay equity or the individual performance of an executive that the Compensation Committee also considers when making compensation decisions.

Use of Independent Consultants

The Compensation Committee charter provides the Compensation Committee with the authority to retain and terminate any compensation consulting firm or other adviser it deems appropriate.

In the past, and as recently as 2014, the Compensation Committee has engaged Longnecker & Associates, or L&A, to conduct a market compensation analysis and to provide recommendations regarding the total direct compensation packages of the Company’s named executive officers.  However, in 2015 the Compensation Committee elected to reduce base salaries by 20% without a corresponding increase in compensation payable to the executives.  As a consequence, L&A was not engaged to provide market compensation analysis, although L&A was engaged by the Compensation Committee to review the Company’s employment agreements.  The employment agreements of the executives were amended and restated to extend the term of the agreements but no other material changes were made to the Company’s employment agreements pursuant to L&A’s review.  As amended and restated, the employment agreements have a three-year term and an annual one-year evergreen provision providing for automatic extensions of up to three years (for a total of six years).

Determining Compensation Levels

The Compensation Committee annually reviews and determines the individual pay components of the Company’s executive officers.  In making such determinations in 2015, the Compensation Committee was primarily concerned with implementing cost-cutting measures to help offset the impact of lower oil prices on the Company’s operating cash flow.  In its review, the Compensation Committee considered (1) recommendations of Mr. Riggs, based on individual responsibilities and performance, (2) historical compensation levels for each executive officer, (3) industry conditions and the Company’s future objectives and challenges, (4) the overall effectiveness of the executive compensation program, and (5) the overwhelming support expressed by shareholders in the 2014 advisory vote on executive compensation.

Historically, the base compensation of the Company’s named executive officers has been less than 50% of the total compensation of the named executive officers, with the bulk of the remainder of compensation consisting of discretionary bonuses and long-term incentives, and with other annual compensation consisting of less than 5% of the total compensation.  This is not due to any specific policy, practice or formula regarding the proper allocation between different elements of total compensation, but does reflect the desire of the Compensation Committee to emphasize variable components of compensation to foster a pay-for-performance culture.  In 2015, base compensation was on average 59% of the total compensation of the Company’s named executive officers, ranging between 52% and 75% of total compensation as reported in the Summary Compensation Table below.

The components of compensation paid to executive officers in 2015 were:

•                  Base salary;

•                  Discretionary bonus;

•                  Long-term incentive awards; and

•                  Other annual compensation.

Compensation of executive officers has generally consisted of these elements since 2001.

The Compensation Committee has reviewed all components of the compensation of the Chief Executive Officer and the other named executive officers, including salary, bonus and long-term compensation, the dollar value to the executive and the cost to the Company of all perquisites and other personal benefits, and the projected future payouts under non-equity long term incentive awards described below.  In addition, as described above, the Compensation Committee has reviewed the compensation of executive officers set forth in comparative compensation data.  The Compensation Committee has reviewed the compensation policies of the Company and discussed the increased competition encountered by the Company in attracting and retaining qualified employees.

Based upon recommendations provided by Messrs. Williams, Riggs and Pollard, and upon its own judgment, the Compensation Committee approved the base salary, discretionary bonus, long-term incentive awards and other annual compensation of each of the Company’s executive officers in 2015.  The Compensation Committee believes these approved forms and levels of compensation are reasonable, appropriate and consistent with the Company’s compensation philosophy and principles.  Further, the Compensation Committee believes the Company’s executive compensation program is effective because (1) the Company has retained its executive team in a competitive industry, and (2) the Company has demonstrated its ability to find, acquire, develop and produce oil and gas reserves in a cost-effective manner.

Base Salary

Base salary is set by the Compensation Committee at a level based on each executive officer’s position, level of responsibility, and individual performance.  While it is the general intent of the Compensation Committee that a significant portion of the total compensation paid to the executive officers be attributable to variable compensation, either in the form of discretionary bonuses or long-term incentive awards, when base salaries of executives are set by the Compensation Committee (most recently in the second quarter of the year), it cannot be certain of the amount of total variable compensation that will be paid due to the nature of the Company’s long-term incentive compensation program discussed in greater detail below.  The Compensation Committee believes that its reliance on variable compensation fosters a pay-for-performance culture by tailoring annual compensation to the success of projects in which an executive officer is involved, while ensuring that the executive will continue to receive a consistent base amount of compensation.

In February 2015, management of the Company enacted certain cost-cutting measures to help offset the impact of lower oil prices on the Company’s operating cash flow.  One of those measures involved Company-wide reductions in base salaries of all employees whose annual base salary exceeded $50,000.  The percentage of reduction varied based on a graduated scale, with the highest level of reduction being 20%.  As a result, the Compensation Committee took action to reduce the base salary of each of the named executive officers by 20% effective as of February 16, 2015.

The table below sets forth a comparison of the annual base salary rates applicable to each named executive officer as of the end of fiscal years 2014 and 2015.

Name	Annual Base Salary Rate as of December 31, 2014	Annual Base Salary Rate as of December 31, 2015	% Decrease
Clayton W. Williams, Jr.	$891,000	$712,800	20%
Mel G. Riggs	$585,000	$468,000	20%
Michael L. Pollard	$466,000	$372,800	20%
Samuel L. Lyssy, Jr.	$535,000	$428,000	20%
Gregory S. Welborn	$415,800	$332,600	20%

Bonus

Bonuses are discretionary and are paid if and when the Compensation Committee determines they are appropriate to reward exceptional individual performance and to encourage loyalty to the Company and the interests of its shareholders.  The Compensation Committee believes that such bonuses serve both as a reward for performance and an incentive for future extraordinary performance in anticipation of such recognition.

Executive officers of the Company, including Messrs. Williams, Riggs and Pollard, may recommend bonuses to the Compensation Committee for their approval to reward individual performance.  Annual bonuses may also be used to compensate particular executives and key employees who the Compensation Committee determines are less than fully compensated at a particular point in time due to the failure of the long-term incentive awards granted to the employee to result in payment.  As is described in greater detail below, the nature of the Company’s long-term incentive award program is such that an award could fail to ever result in payment through no lack of effort by the executive and in circumstances where the performance of the Company as a whole is very good.  Although as a general policy, the Compensation Committee believes that executives should share the risks and rewards of the Company’s shareholders, if over a period of time an executive is undercompensated due to the nature of the Company’s long-term incentive program, the Compensation Committee will consider paying additional cash bonuses to the executive.

In 2015, bonuses paid to the Company’s executive officers were generally based on management recommendations to award the named executive officers for their individual performance.  Bonuses were not paid pursuant to pre-established performance criteria communicated to the executives.  Instead, bonuses were paid periodically throughout the year upon completion of various projects to the executives involved in such projects, as recommended by management and approved by the Compensation Committee.  Specifically, the Company paid cash bonuses of approximately $69,000 and $156,000 to Messrs. Riggs and Welborn, respectively, for services performed in 2015 related to the successful completion of certain asset sales.

Finally, the Company has historically paid Christmas bonuses to all employees, including executive officers, in amounts ranging from one-third to one-half of a month’s base salary.  In 2015, the named executive officers received Christmas bonuses equal to approximately one-half of a month’s base salary.  The discretionary bonuses paid to each of the named executive officers in 2015 is quantified below in the section titled “— Summary Compensation Table.”

Long-Term Incentive Compensation

Long-term incentive compensation available to the Company’s executive officers has historically consisted of both equity-based awards and non-equity awards.  In 2009, the Company discontinued its equity compensation plan and currently none of the named executive officers hold any outstanding equity awards.  However, as described in greater detail below in Proposal 3, to the extent shareholders approve the adoption of the Long Term Incentive Plan, the Company intends to begin granting equity awards in the future.  In 2016, the Compensation Committee reviewed its long-term incentive compensation arrangements in light of its objective of aligning the interests of executives with those of the Company’s shareholders.  In a low commodity price environment with depressed stock prices the Compensation Committee desired to restructure the Company’s long-term incentive compensation vehicles to increase alignment between executive pay and stock price performance and to avoid the potential for increasing cash compensation of executives in a climate of stock price uncertainty.  It is in this context that the Company is asking shareholders to approve the adoption of the Long Term Incentive Plan.  Further, upon approval of the Long Term Incentive Plan, the Compensation Committee does not intend to create new compensatory arrangements in the future under the APO Incentive Plan, described in greater detail below, or to add any new wells to existing arrangements under the APO Incentive Plan.  The APO Incentive Plan as it exists currently will continue in place and participants will be entitled to receive payments pursuant to the terms of the APO Incentive Plan much in the same way that the previously established APO Working Interest Grant and APO Working Interest Trusts, as described below, continued in existence after their replacement by the APO Incentive Plan.  If the Long Term Incentive Plan is approved by shareholders, long-term incentive awards granted in 2016 will consist solely of awards under the Long Term Incentive Plan.

In 2015, however, long-term incentive compensation consisted exclusively of preexisting non-equity incentive awards (no additional long-term incentive compensation awards were granted in 2015).  Following is a discussion of each of the long-term incentive awards in effect during 2015.

APO Plans

The executive officers, key employees and consultants of the Company participate in an after-payout, or APO, incentive plan, referred to as the APO Incentive Plan.  The APO Incentive Plan was created to incentivize the Company’s executives to find, acquire, develop and produce oil and gas reserves in a cost-effective manner, and to reward those executives for the successful management of projects that produce value to the Company’s shareholders.  The APO Incentive Plan provides for the creation of a series of partnerships (either limited partnerships or tax partnerships) through which the Company contributes a portion of its working interests in wells drilled or acquired within certain geographical areas.  Under the APO Incentive Plan, the Company pays all costs and receives all revenues relative to the contributed working interests until it achieves “Payout,” which is generally the return of its costs, plus interest.  After Payout, the officers, key employees and consultants who were granted the right to participate in the partnership receive at least 99% of the partnership’s subsequent revenues and pay at least 99% of its subsequent expenses.  The Compensation Committee believes that aligning a portion of the executive officers’ long-term compensation to the performance of the Company’s exploration, development and acquisition programs is both a reward for the acquisition and development of such properties and an incentive to manage the properties in a manner that will maximize the long-term success for both the Company and themselves.

From 2002 through 2005, APO Incentive Plan awards were structured as limited partner interests in Texas limited partnerships.  Since 2006, the APO Incentive Plan awards have been structured as participation agreements that are intended by the participants to be treated as partnerships solely for federal and state income tax purposes.  Although the economics of the APO Incentive Plan awards in the Texas limited partnership structure and the participation agreement structure have remained unchanged, the current practice of utilizing participation agreements is preferable to, and is less burdensome for the Company to administer than, the limited partnership structure.

Although the percentage of the Company’s contributed working interests varies from partnership to partnership, contributions under the APO Incentive Plan currently range from 5% to 7.5% of the Company’s working interests in the applicable wells, depending on the nature of the underlying project.  The percentage of working interests contributed is determined in the discretion of the Compensation Committee after considering recommendations made by Mr. Williams.

At the time APO Incentive Plan awards are granted, the ultimate amount payable to the participants under the award is not determinable.  Each APO Incentive Plan award represents a potential working interest in one or more wells in a limited geographic area.  Potentially, the award may never become payable, or it may become payable at an indeterminable future date.  The participants who receive specific APO Incentive Plan awards, and the size of the APO Incentive Plan award granted to each participant, are determined at the discretion of the Compensation Committee after considering recommendations made by Mr. Williams.  Generally, each particular working interest in a geographic area is awarded to the executive officers and key employees primarily responsible for that project.  The size of the APO Incentive Plan award granted to each participant out of that particular working interest is generally determined based upon his or her potential individual impact on the success of the project.

Once granted, an APO Incentive Plan award is fully vested and is not forfeitable, except in circumstances of fraud against the Company by a participant.  However, the Company retains the right to grant new APO Incentive Plan awards in the same geographic area.  This allows the Company to effectively limit a participant’s award to the then-existing wells, without preserving a participant’s future interest in further drilling activity in that same geographic area.

No awards were made under the APO Incentive Plan in 2015.  A detailed description of all awards made under the APO Incentive Plan and amounts paid to the named executive officers in 2015 pursuant to existing APO Incentive Plan awards can be found under “— Summary Compensation Table,” “— Narrative Disclosure to Summary Compensation Table” and “—Supplemental Information About the APO Plans.”

In 2008, the Compensation Committee authorized the formation of the APO Reward Plan to reward eligible executive officers, key employees and consultants for continued quality service to the Company, and to encourage retention of those employees and service providers by providing them the opportunity to receive bonus payments that are based on certain profits derived from a portion of the Company’s working interest in specified areas where the Company is conducting drilling and production enhancement operations.  Since 2010, the APO Reward Plan has been the Company’s principal vehicle for providing new long-term incentive compensation awards to the Company’s executives.

The wells subject to the APO Reward Plan are mutually exclusive from any wells subject to a participation agreement created under the APO Incentive Plan.  Although conceptually similar to the APO Incentive Plan, the APO Reward Plan is a compensatory bonus plan pursuant to which the Company pays participants a bonus equal to a portion of APO cash flows received by the Company pursuant to its working interest.  Unlike the APO Incentive Plan, however, participants in the APO Reward Plan are not immediately vested in all future amounts payable under the Plan, increasing the retention value of the APO Reward Plan to the Company.  Participants are entitled to receive distributions with respect to awards under the APO Reward Plan from and after the date of grant; however, in the event a participant terminates employment with the Company prior to the vesting date, the award will be forfeited to the Company and the participant will not be entitled to participate in future distributions.

In 2015, no awards were granted under the APO Reward Plan.  A detailed description of all awards made under the APO Reward Plan and amounts paid to the named executive officers in 2015 pursuant to APO Reward Plan awards can be found under “— Summary Compensation Table,” “— Narrative Disclosure to Summary Compensation Table” and “— Supplemental Information About the APO Plans.”

The Compensation Committee believes that the structure of the APO Plans satisfies several important compensatory objectives.

•                  It aligns the interests of the Company’s executive officers and key employees with those of its shareholders by conditioning payment under the APO Incentive Plan awards upon Payout and positive cash flows into the Company.

•                  It encourages the Company’s executive officers and key employees to find, acquire, develop and produce oil and gas reserves for the Company in a cost-effective manner.

•                  Previously granted APO Plan awards provide current income to the Company’s executive officers and key employees.

•                  APO Plan awards potentially provide future income to the Company’s executive officers and key employees that will be available to them in their retirement.  Hence, the APO Plan provides both current incentives and potential retirement income to the Company’s executive officers.

Beginning in 2008, Mr. Williams has also participated in the APO Plans.  The Compensation Committee established the following parameters in connection with Mr. Williams’ participation in the APO Plans:

•                  Mr. Williams will continue to recommend to the Compensation Committee the percentage of the Company’s working interest that will be assigned to each APO Plan, as well as the unit allocation of that working interest among the participants, other than Mr. Williams.

•                  In each APO Plan authorized by the Compensation Committee, Mr. Williams will be granted an interest equal to 40% of the working interest being allocated among all other participants, except that Mr. Williams’ interest will be reduced as needed to limit the total working interest being assigned to any APO Plan to 10% of the Company’s working interest.

•                  All other provisions of the APO Plan will be uniformly applied to all participants, including Mr. Williams.

The Compensation Committee believes that allowing Mr. Williams to participate in the APO Plans is an effective component of the overall compensation package for Mr. Williams.  These plans create additional incentives for Mr. Williams to find, acquire, develop and produce oil and gas reserves in a cost-effective manner by restricting payments to him under an APO Plan to a portion of the after-Payout cash flow of specified exploration, development and acquisition projects of the Company.  The Compensation Committee further believes that his participation in the APO Plans will provide Mr. Williams with current cash flow and will be a potential source of post-retirement income.

APO Working Interest Grant

In May 2003, the Compensation Committee approved the grant of 5% of the Company’s after-Payout working interests in certain acreage in New Mexico to key employees, other than Mr. Williams, who contributed to the success of that project.  In connection with the grant, the participants received a cash payment equal to the net revenues attributable to the distributed interests from the date Payout status was achieved (May 2002) through June 2003, and received an assignment of their proportionate share of the working interests in the acreage effective July 1, 2003.  The working interests conveyed were and are fully vested and non-forfeitable.  All net revenues, consisting of oil and gas sales, net of production taxes and other expenses, attributable to the distributed interests are paid to the participants in proportion to each participant’s ownership interest in the grant.  Messrs. Riggs and Pollard received payments in 2015 from the APO Working Interest Grant as described in the footnotes under “— Summary Compensation Table.”

APO Working Interest Trusts

In 2001, prior to adopting the current structure of the APO Incentive Plan, the Compensation Committee approved the creation of six trusts through which the Company’s executive officers and key employees, excluding Mr. Williams, received after-Payout working interests in wells drilled by the Company.  These trusts were structured so that the participants were beneficiaries of the assigned working interest once Payout was achieved.  The working interests conveyed were and are fully vested and non-forfeitable.  Upon dissolution, each trust distributed to the beneficiaries a fractional direct ownership in the working interests held by the trust.  Two of the trusts achieved Payout status and have been dissolved.  Four of the trusts did not achieve Payout status and have been dissolved, with the working interests being reassigned to the Company.  Messrs. Riggs, Pollard and Lyssy received payments in 2015 from the APO Working Interest Trusts as described in the footnotes under “— Summary Compensation Table.”

Other Compensation

The Company’s executive officers also participate in the employee benefit programs that are provided to its full-time employees generally, including its group health plan, group life insurance program, and its 401(k) Plan & Trust, which provides for matching contributions equal to 100% of participant deferrals up to 6% of compensation for purposes of the plan.  In addition, certain of the Company’s executive officers receive a monthly automobile allowance and the Company pays various club membership dues and personal expenses on behalf of certain executive officers.

The named executive officers and other management employees are provided use of charter aircraft for business purposes.  From time to time, a portion of a business trip will constitute “commuting” with respect to an executive officer.  This portion of the business trip is treated as “personal use” of the aircraft by the Company and the taxable value of such use is imputed as income to the named executive officer.  The personal use of charter aircraft is measured by the incremental cost to the Company based on the personal portion of flight hours associated with any charter flight that is predominately used for a business purpose.  Incremental costs include aggregate variable (rather than fixed) costs associated with the personal portion of the flight hours, including fuel costs, landing fees, catering charges, pilot overnight expenses and other similar charges incurred by the Company.  Generally, the Company does not provide any officer with the use of charter aircraft for trips that are not primarily related to Company business.

Employment Agreements

The Company has entered into employment agreements with certain of its senior executives, including each of the named executive officers.  The employment agreements are effective for an initial term of three years, and will be automatically extended for an additional one year period on the third anniversary date of the effective date of the agreement (and on the fourth and fifth anniversary dates of the effective date), unless, at least 90 days prior to any such anniversary date, either party gives notice of non-renewal.

The employment agreements grant specified benefits to the executives upon certain changes in their employment status and in the event of a change in control.  The agreements also provide that the executives will maintain confidentiality of non-public and proprietary information of the Company and, except for Mr. Williams, will not compete with the Company for a period of one year after a termination for which benefits are received.  Mr. Williams’ covenants regarding competition with the Company are governed by a pre-existing agreement described in more detail under “— Potential Payments Upon Termination or Change in Control.”

In 2015, the employment agreements were amended and restated to extend the term of the agreements and to make certain other immaterial amendments.  As amended and restated, the employment agreements have a three-year term and an annual one-year evergreen provision providing for automatic extensions of up to three years (for a total of six years).

The Compensation Committee believes that it is in the Company’s best interests as well as the best interests of its shareholders to offer such benefits to these senior executives.  The Company competes for executive talent in a highly competitive market in which peers routinely offer similar benefits to senior executives.  The Compensation Committee believes that providing change of employment and change in control benefits to senior executives eliminates, or at least reduces, any reluctance of senior management to pursue potential change in control transactions that may be in the best interests of shareholders.  In addition, the income security provided by the competitive change in control arrangements helps eliminate any distraction caused by uncertain personal financial circumstances during the negotiations of a potential change in control transaction, a period during which the Company will require focused and thoughtful leadership to ensure a successful outcome.

Deductibility of Executive Compensation

Section 162(m) of the Tax Code places a limit of $1,000,000 on the amount of compensation the Company may deduct for federal income tax purposes in any one year with respect to the Company’s Chief Executive Officer and the next three most highly compensated officers (other than the Chief Financial Officer).  However, performance-based compensation that meets certain requirements is excluded from this $1,000,000 limitation.

In reviewing the effectiveness of the executive compensation program, the Compensation Committee considers the anticipated tax treatment to the Company and to the named executive officers of various payments and benefits.  However, the deductibility of certain compensation payments depends upon the timing of payments under long-term incentive awards, as well as interpretations and changes in the tax laws and other factors beyond the Compensation Committee’s control.  For these and other reasons, including to maintain flexibility in compensating the named executive officers in a manner designed to promote varying corporate goals, the Committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) of the Tax Code and has not adopted a policy requiring all compensation to be deductible.  In addition, base salaries, bonuses and the long-term incentives currently paid to the Company’s named executive officers do not comply with the performance-based compensation exclusion under Section 162(m) of the Tax Code and are subject to the $1,000,000 limitation on deductibility.

The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
Ted Gray, Jr., Chairman
Davis L. Ford
Jordan R. Smith

Summary Compensation Table

The following table summarizes, with respect to the named executive officers, information relating to the compensation earned for services rendered in all capacities during fiscal years 2015, 2014 and 2013.  Columns (e), (f) and (h) have been deleted from the SEC-prescribed tabular format because the Company (1) did not grant stock options in 2015, (2) did not grant stock awards in 2015, and (3) does not sponsor a pension plan.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
Clayton W. Williams, Jr. Chairman of the Board, and Chief Executive Officer	2015	$735,075	$29,700	$569,440	$52,908	$1,387,123
	2014	$853,875	$237,125	$788,287	$61,589	$1,940,876
	2013	$775,000	$83,750	$1,778,518	$51,011	$2,688,279

Mel G. Riggs President	2015	$482,295	$122,697	$129,882	$42,474	$777,348
	2014	$539,408	$254,657	$169,402	$41,213	$1,004,680
	2013	$465,000	$274,242	$386,788	$44,342	$1,170,372

Michael L. Pollard Senior Vice President — Finance and Chief Financial Officer	2015	$384,780	$15,547	$76,675	$37,294	$514,296
	2014	$446,967	$236,899	$83,925	$34,500	$802,291
	2013	$380,833	$195,420	$204,911	$34,200	$815,364

Samuel L. Lyssy, Jr. Vice President — Exploration	2015	$441,045	$17,820	$209,510	$45,347	$713,722
	2014	$512,325	$225,579	$287,730	$42,407	$1,068,041
	2013	$465,000	$23,416	$515,078	$41,607	$1,045,101

Gregory S. Welborn Vice President — Land	2015	$343,035	$170,197	$103,453	$38,067	$654,752
	2014	$398,475	$217,325	$110,884	$42,557	$769,241
	2013	$361,667	$55,750	$242,085	$36,867	$696,369

(1)         Amounts shown as Non-Equity Incentive Plan Compensation in the Summary Compensation Table for 2015 include compensation derived from various non-equity awards described under “— Compensation Discussion and Analysis — Long-Term Incentive Compensation” and, in the case of Mr. Lyssy, payments from overriding royalty interests and selected working interests granted prior to the Company’s initial public offering in 1993 (identified in the table below as “Other”). See “— Supplemental Information About the APO Plans” and “—Pension Benefits and Nonqualified Deferred Compensation” below for additional information.  Following is a summary of amounts earned in 2015 by source:

Source	Williams	Riggs	Pollard	Lyssy	Welborn
APO Incentive Plan	$9,978	$1,889	$815	$2,486	$1,497
APO Reward Plan	559,462	118,269	73,388	195,403	101,956
APO Working Interest Grant	—	7,465	1,864	—	—
APO Working Interest Trusts	—	2,259	608	3,431	—
Other	—	—	—	8,190	—
	$569,440	$129,882	$76,675	$209,510	$103,453

(2)         This column includes compensation derived from, among other things, Company contributions to the Company’s 401(k) plan and executive perquisites consisting of an auto allowance, social club dues and personal use of charter aircraft.  For more information on this compensation, see “— All Other Compensation from Summary Compensation Table” and “— Perquisites and Other Personal Benefits” below.

Narrative Disclosure to Summary Compensation Table

As a percentage of Mr. Williams’ total compensation for the year ended December 31, 2015, his base salary accounted for 53%, his incentive compensation (including discretionary bonuses) accounted for 43% and all other forms of compensation accounted for 4%.  As of December 31, 2015, all stock options previously granted under the 1993 Stock Compensation Plan have been exercised.

Components of compensation as a percentage of total compensation (base salary, incentive compensation and other, respectively) for all other named executive officers for 2015 were: Mr. Riggs — 62%, 33% and 5%; Mr. Pollard — 75%, 18% and 7%; Mr. Lyssy — 62%, 32% and 6%; and Mr. Welborn — 52%, 42% and 6%.

Supplemental Information About the APO Plans

The following table sets forth certain information regarding all active APO Plans as of December 31, 2015.

Name	Year Formed	No. of Participants	No. of Units (1)	Area of Interest	Working Interest Assigned
APO Incentive Plan:
West Coast Energy Properties PA	2006	20	100.00	West Coast Properties — California and Texas	7.50%
CWEI RMS/Warwink PA	2006	23	100.00	RMS/Warwink area in West Texas	5.00%
CWEI South Louisiana VI PA	2008	34	100.00	South Louisiana	7.00%
CWEI Crockett County PA	2008	33	100.00	Crockett Co., TX	7.00%
CWEI Utah PA	2008	30	100.00	Utah	5.60%
CWEI Sacramento Basin I PA	2008	9	100.00	California, Counties of Colusa, Sutter, Yolo, Solano and Sacramento	7.00%
APO Reward Plan:
CWEI Amacker Tippett Reward Plan	2008	33	100.00	Amacker Tippett Area in Upton Co., TX	7.00%
CWEI Austin Chalk Reward Plan	2008	28	100.00	Robertson, Burleson, Milam and Lee Co., TX	7.00%
CWEI Barstow Area Reward Plan	2008	34	100.00	Ward Co., TX	7.00%
CWEI Fuhrman-Mascho Reward Plan	2009	34	100.00	Kuykendall lease in Andrews Co., TX	7.00%
CWEI Austin Chalk Reward Plan II	2010	32	100.00	Robertson, Burleson, Milam and Lee Co., TX	7.00%
CWEI Austin Chalk Reward Plan III	2011	33	100.00	Robertson, Burleson, Milam and Lee Co., TX	10.00%
CWEI South Louisiana Reward Plan	2011	34	100.00	Specified leases in South Louisiana	10.00%
CWEI Delaware Basin Reward Plan	2011	40	100.00	Specified leases in Delaware Basin	10.00%
CWEI Oklahoma 3D Phase 1 Reward Plan	2013	32	100.00	Slick and Wilzetta, OK	10.00%
CWEI Oklahoma 3D Phase 2 Reward Plan	2013	32	100.00	Shawnee and Shark, OK	10.00%
CWEI Eagle Ford I Reward Plan	2013	30	100.00	Robertson, Burleson, Milam, Lee, Brazos and Wilson Co., TX	10.00%

				(limited to Eagle Ford Shale formation)
CWEI East Permian Reward Plan	2013	30	100.00	Glasscock and Sterling Co., TX	10.00%
CWEI Andrews Properties I Reward Plan	2014	37	100.00	Andrews Co., TX	10.00%
CWEI Eagle Ford II Reward Plan	2014	36	100.00	Robertson, Burleson, Milam, Lee, Brazos, Wilson and Bastrop Co., TX (limited to Eagle Ford Shale formation)	10.00%
CWEI Delaware Basin II Reward Plan	2014	38	100.00	Specified leases in Delaware Basin	10.00%

(1)              Ownership interests in participation agreements, which are usually stated in percentages, have been converted to equivalent units on the basis of 1% equals 1 unit.

The following table sets forth the number of units awarded under each active APO Plan as of December 31, 2015.  Each unit represents 1% of the working interest assigned with respect to each plan.

	Units Awarded to Named Executive Officers
Name	Clayton W. Williams, Jr.	Mel G. Riggs	Michael L. Pollard	Samuel L. Lyssy, Jr.	Gregory S. Welborn
APO Incentive Plan (1):
West Coast Energy Properties PA	—	20.00	2.50	—	—
CWEI RMS/Warwink PA	—	15.00	2.75	5.00	—
CWEI South Louisiana VI PA	28.57	3.57	2.14	1.43	.71
CWEI Crockett County PA	28.57	5.18	2.25	6.43	4.29
CWEI Utah PA	28.57	3.57	3.57	14.29	7.14
CWEI Sacramento Basin I PA	28.57	25.73	3.57	—	—
APO Reward Plan (2):
CWEI Amacker Tippett Reward Plan	28.57	7.14	2.25	6.43	2.14
CWEI Austin Chalk Reward Plan	28.57	3.57	2.25	13.57	3.57
CWEI Barstow Area Reward Plan	28.57	5.36	2.25	6.43	2.14
CWEI Fuhrman-Mascho Reward Plan	28.57	5.00	2.25	2.86	2.14
CWEI Austin Chalk Reward Plan II	28.57	4.29	2.32	8.93	5.36
CWEI Austin Chalk Reward Plan III	25.00	5.25	3.00	9.38	5.63
CWEI South Louisiana Reward Plan	25.00	3.75	3.00	1.50	.75
CWEI Delaware Basin Reward Plan	25.00	5.81	3.56	7.50	7.50
CWEI Oklahoma 3D Phase 1 Reward Plan Reward Plan	25.00	4.20	3.30	1.50	2.25
CWEI Oklahoma 3D Phase 2 Reward Plan	25.00	4.20	3.30	1.50	2.25
CWEI Eagle Ford I Reward Plan	25.00	6.30	4.20	9.19	5.74
CWEI East Permian Reward Plan	25.00	6.81	4.44	7.67	7.99
CWEI Andrews Properties I Reward Plan	25.00	6.98	4.28	6.47	3.71
CWEI Eagle Ford II Reward Plan	25.00	6.51	3.99	8.44	6.69
CWEI Delaware Basin II Reward Plan	25.00	5.81	3.56	7.87	6.89

(1)         Under the terms of the APO Incentive Plan, units are fully vested when awarded.

(2)         Awards under the APO Reward Plan with respect to the CWEI Andrews Properties I Reward Plan, the CWEI Eagle Ford II Reward Plan and the CWEI Delaware Basin II Reward Plan will become 100% vested on June 23, 2016.  Unvested awards will be forfeited upon any termination by the Company for cause or resignation without good reason prior to such vesting date.  “Cause” and “good reason” are defined below under “— Potential Payments Upon Termination or Change in Control.”  All other APO Reward Plans were fully vested as of December 31, 2015.

The following table sets forth estimated future payouts to named executive officers under the APO Plans, as well as other non-equity award plans.

Name	Estimated Future Payouts to Named Executive Officers ($)(1)
Clayton W. Williams, Jr.	$5,131,042
Mel G. Riggs	$1,179,691
Michael L. Pollard	$709,849
Samuel L. Lyssy, Jr.	$1,820,526
Gregory S. Welborn	$1,073,954

(1)         Estimated future payouts have been computed based on the future net revenues from proved oil and gas reserves attributable to interests held by the named executive officers at December 31, 2015.  These reserve estimates were made using guidelines established by the SEC, except that the Company used monthly futures contract prices, as quoted on the NYMEX on December 31, 2015, as benchmark prices for 2016 through 2020, and escalated prices at 3% per year for all subsequent years beginning 2021 and the resulting cash flows are undiscounted.  These benchmark prices were further adjusted for quality, energy content, transportation fees and other price differentials specific to our properties, resulting in weighted average adjusted prices of $56.17 per barrel of oil, $19.66 per barrel of NGL and $3.47 per Mcf of natural gas over the remaining life of the proved reserves.  The Company escalated operating costs at 3% per year beginning 2016.  Because of the uncertainties inherent in estimating quantities of proved reserves and future product prices and costs, it is not possible to predict estimated future payouts with any degree of certainty.

All Other Compensation from Summary Compensation Table

The following table contains a breakdown of the compensation and benefits included under the “All Other Compensation” column in the Summary Compensation Table for 2015.

ALL OTHER COMPENSATION

Name	Perquisites and Other Personal Benefits ($)(1)	Company Contributions to Retirement and 401(k) Plans ($)(2)	Total ($)
Clayton W. Williams, Jr.	$37,008	$15,900	$52,908
Mel G. Riggs	$31,941	$10,533	$42,474
Michael L. Pollard	$21,394	$15,900	$37,294
Samuel L. Lyssy, Jr.	$29,447	$15,900	$45,347
Gregory S. Welborn	$29,447	$8,620	$38,067

(1)         See “— Perquisites and Other Personal Benefits” below for further detail on these amounts.

(2)         Constitutes a matching contribution equal to 100% of a participant’s deferrals up to 6% of the participant’s compensation for purposes of the Company’s 401(k) plan.

Perquisites and Other Personal Benefits

The following table contains a breakdown of the perquisites and other personal benefits included in the “All Other Compensation” supplemental table above for 2015.

PERQUISITES AND OTHER PERSONAL BENEFITS

Name	Automobile Allowance ($)	Social Club Dues ($)	Total Perquisites and Other Personal Benefits ($)
Clayton W. Williams, Jr.	$18,900	$18,108	$37,008
Mel G. Riggs	$18,900	$13,041	$31,941
Michael L. Pollard	$18,900	$2,494	$21,394
Samuel L. Lyssy, Jr.	$18,900	$10,547	$29,447
Gregory S. Welborn	$18,900	$10,547	$29,447

Outstanding Equity Awards at Fiscal Year-End, Option Exercises and Stock Vested

None of the named executive officers held any vested or unvested equity awards as of December 31, 2015, or at any time during 2015.

Pension Benefits and Nonqualified Deferred Compensation

The Company does not sponsor or maintain either a defined benefit pension plan or a traditional nonqualified deferred compensation plan for the benefit of the Company’s employees.

Potential Payments Upon Termination or Change in Control

The Company has entered into employment agreements with each of the named executive officers.  Under the agreements, the Company is required to provide compensation to these officers in the event the executive’s employment is terminated under certain circumstances.  The agreements provide the named executive officers with minimum base salaries and certain other compensation and benefits.  Under the agreements, the minimum base salary of each named executive officer is automatically increased by the amount of any increases in base salary approved by the Compensation Committee. The current employment agreements dated as of June 1, 2015, are effective for an initial term of three years, and will be automatically extended for an additional one year period on the third anniversary date of the effective date of the agreement (and on the fourth and fifth anniversary dates of the effective date), unless, at least 90 days prior to any such anniversary date, either party gives notice of non-renewal.

If a named executive officer becomes disabled or dies, the agreements provide for a lump sum payment of 18 months of base salary, payable within 90 days of termination or by March 15 of the year following termination, if earlier, and 12 months of continued health benefits.  If a named executive officer’s employment is terminated by the Company without cause or by the executive for good reason, or if the Company gives a notice of non-renewal to the executive, the executive will receive a lump sum payment equal to either 200% (for Messrs. Williams, Riggs and Pollard) or 150% (for Messrs. Lyssy and Welborn) of his annualized compensation, consisting of base salary, average bonus for the most recent three years, automobile allowance, and 401(k) matching contributions, payable within 90 days of termination or by March 15 of the year following termination, if earlier, plus 18 months of continued health benefits.  If a named executive officer’s employment is terminated by the Company without cause or by the executive for good reason, or if the Company gives notice of non-renewal to the executive, in each case, within 24 months from a change in control, the executive will receive a lump sum payment equal to either 300% (for Messrs. Williams, Riggs and Pollard) or 200% (for Messrs. Lyssy and Welborn) of his annualized compensation, consisting of base salary, average bonus for the most recent three years, automobile allowance, and 401(k) matching contributions, payable within 90 days of termination or by March 15 of the year following termination, if earlier, plus 18 months of continued health benefits.  The named executive officers are also entitled to accelerated vesting of equity and non-equity incentive awards (except that awards under the APO Incentive Plan are still subject to forfeiture in the event of fraud against the Company by a participant) if they are terminated due to death or disability, or by the Company without cause, by the executive for good reason, or pursuant to a non-renewal notice given by the Company (including such a termination occurring within 24 months of a change in control).

For purposes of the employment agreements, the terms listed below have been given the following meanings:

(a) “cause” means the executive (1) has been convicted of a misdemeanor involving intentionally dishonest behavior or that the Company determines will have a material adverse effect on the Company’s reputation or any felony, (2) has engaged in conduct that is materially injurious to the Company or its affiliates, (3) has engaged in gross negligence or willful misconduct in performing his duties, (4) has willfully refused without proper legal reason to perform his duties, (5) has breached a material provision of the employment agreement or another agreement with the Company, or (6) has breached a material corporate policy of the Company.  If any act described in clause (4), (5) or (6) could be cured, the Company will give the executive written notice of such act and will give the executive 10 days to cure.

(b) “change in control” encompasses certain events including (1) a change in the majority of the board of directors serving on the board as of July 20, 2005 unless such change was authorized by a majority of the directors in place on that date (or approved by the majority of the directors in place on that date), (2) a third party, including a group of third parties acting together, acquires more than 35%, and Mr. Williams, his affiliates and certain other related persons own less than 25%, of the total voting power of Company’s voting stock, (3) the sale of all or substantially all of the Company’s assets, and (4) the adoption of a plan or a proposal for the liquidation or dissolution of the Company.  Except in the case of Mr. Williams’ employment agreement, “change in control” also includes the resignation or removal for any reason of Mr. Williams as the Company’s Chairman of the Board and Chief Executive Officer, including by reason of the death or disability of Mr. Williams.

(c) “disability” means disability (as defined in a long-term disability plan sponsored by the Company) for purposes of determining a participant’s eligibility for benefits and, if multiple definitions exist, will refer to the definition of disability that would, if the participant so qualified, provide coverage for the longest period of time.  If the executive is not covered by a long-term disability plan sponsored by the Company, “disability” will mean a “permanent and total disability” as defined in section 22(e)(3) of the Internal Revenue Code, as certified by a physician acceptable to both the Company and the executive.

(d) “good reason” means, without the express written consent of the executive, (1) a material breach by the Company of the employment agreement, (2) a material reduction in the executive’s base salary, (3) a material diminution in the executive’s authority, duties or responsibilities or the assignment of duties to the executive that are not materially commensurate with the executive’s position, or (4) a material change in the geographic location at which the executive must normally perform services.  The executive must give the Company notice of any alleged good reason event within 60 days and the Company shall have 30 days to remedy such event.

The employment agreements contain confidentiality provisions, as well as covenants not to compete, during the employment term and continuing until the first anniversary of the date of termination, and not to solicit, during the employment term and continuing until the second anniversary of the date of termination, subject to some limited exceptions.  The non-competition covenant does not apply if an executive is terminated for cause by the Company or voluntarily without good reason by the executive, unless the Company continues to pay the executive his base salary for a period of 12 months. Mr. Williams’ non-competition and non-solicitation obligations are governed by the Consolidation Agreement entered into with Mr. Williams and certain Williams Entities in May 1993.  Termination of any of the named executive officers’ employment due to a breach of one of these provisions would constitute a termination for cause. The employment agreements do not prohibit the waiver of a breach of these covenants. In addition, the employment agreements also condition payment of severance payments and health care continuation coverage upon the named executive officer’s execution of a release within forty-five days of termination of employment (and nonrevocation thereafter).

The following table quantifies compensation and/or other benefits that would become payable under the employment agreements and other arrangements if the employment of each named executive officer had terminated on December 31, 2015, and/or in the event the Company were to undergo a change in control on December 31, 2015.  Due to the number of factors that affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be different.

					Continuation	Long-term
			Auto	401(k)	of Health	Incentive
Name	Salary	Bonus	Allowance	Match	Benefits(1)	Plans(2)	Total

Death or disability:
Clayton W. Williams, Jr.	$1,336,500	$—	$—	$—	$22,273	$1,913,320	$3,272,093
Mel G. Riggs	$876,900	$—	$—	$—	$22,273	$498,229	$1,397,402
Michael L. Pollard	$699,600	$—	$—	$—	$22,273	$305,366	$1,027,239
Samuel L. Lyssy, Jr.	$801,900	$—	$—	$—	$22,273	$645,738	$1,469,911
Gregory S. Welborn	$623,700	$—	$—	$—	$22,273	$512,288	$1,158,261

Termination by the Company without cause, by the executive for good reason, or due to non-renewal by the Company:
Clayton W. Williams, Jr.	$1,782,000	$233,717	$37,800	$31,800	$33,410	$1,913,320	$4,032,047
Mel G. Riggs	$1,169,200	$434,397	$37,800	$21,066	$33,410	$498,229	$2,194,102
Michael L. Pollard	$932,800	$298,577	$37,800	$31,800	$33,410	$305,366	$1,639,753
Samuel L. Lyssy, Jr.	$801,900	$133,407	$28,350	$23,850	$33,410	$645,738	$1,666,655
Gregory S. Welborn	$623,700	$221,636	$28,350	$12,930	$33,410	$512,288	$1,432,314

Termination associated with a change in control:
Clayton W. Williams, Jr.	$2,673,000	$350,575	$56,700	$47,700	$33,410	$1,913,320	$5,074,705
Mel G. Riggs	$1,753,800	$651,596	$56,700	$31,599	$33,410	$498,229	$3,025,334
Michael L. Pollard	$1,399,200	$447,866	$56,700	$47,700	$33,410	$305,366	$2,290,242
Samuel L. Lyssy, Jr.	$1,069,200	$177,876	$37,800	$31,800	$33,410	$645,738	$1,995,824
Gregory S. Welborn	$831,600	$295,515	$37,800	$17,240	$33,410	$512,288	$1,727,853

(1)         Represents an amount equal to the monthly premium payable pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (i.e., COBRA) for group health plan continuation multiplied by (a) twelve (in the event of a termination due to death or disability) or (b) eighteen (in the event of a termination by the Company without cause, by the executive for good reason, due to non-renewal by the Company, or associated with a change in control).

(2)         This column represents estimated future payments from non-equity incentive plans which would become fully vested upon each specified termination event, specifically awards under the APO Reward Plan.  As indicated above, all awards granted pursuant to the APO Incentive Plan, the SWR Reward Plan, the APO Working Interest Grant and the APO Working Interest Trust are already 100% vested.  These reserve estimates were made using guidelines established by the SEC, except that the Company used monthly futures contract prices, as quoted on the NYMEX on December 31, 2015, as benchmark prices for 2016 through 2020, and escalated prices at 3% per year for all subsequent years beginning 2021 and the resulting cash flows are undiscounted.  These benchmark prices were further adjusted for quality, energy content, transportation fees and other price differentials specific to our properties, resulting in weighted average adjusted prices of $56.17 per barrel of oil, $19.66 per barrel of NGL and $3.47 per Mcf of natural gas over the remaining life of the proved reserves.  The Company escalated operating costs at 3% per year beginning 2016.  Because of the uncertainties inherent in estimating quantities of proved reserves and future product prices and costs, it is not possible to predict estimated future payouts with any degree of certainty.

Director Compensation

Retainer and Fees

During 2015, compensation for non-employee directors consisted of an annual retainer fee of $45,000 plus a $7,500 fee for each Board meeting attended and a $1,000 fee for attending a committee meeting held on a day other than the same day of a Board meeting, including special committee meetings.  The chairmen of the Audit, Compensation and Nominating and Governance Committees each receive additional retainers of $15,000, $10,000 and $8,500 respectively.

Compensation for non-employee directors is reviewed annually by the Compensation Committee.

Stock Option Awards

Prior to 2009, the Company sponsored an Outside Directors Stock Option Plan in which only outside directors who are not employed by the Company or any of its affiliates were eligible to participate.  No non-

employee director currently holds any stock options.  However, non-employee directors will be eligible to receive awards pursuant to the Company’s proposed Long Term Incentive Plan, as described in Proposal 3 below.

Director Compensation Table

The table below summarizes the compensation paid to the Company’s non-employee directors for the fiscal year ended December 31, 2015.  Columns (c) through (g) have been deleted from the SEC-prescribed tabular format because the Company did not provide compensation to its directors in 2015 other than fees.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Total ($)
Ted Gray, Jr.	$100,500	$100,500
Davis L. Ford	$90,500	$90,500
Robert L. Parker	$98,000	$98,000
Jordan R. Smith	$99,000	$99,000

Narrative Disclosure of Compensation Policies and Practices as they Relate to Risk Management

In accordance with the requirements of Regulation S-K, Item 402(s), to the extent that risks may arise from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company, the Company is required to discuss those policies and practices for compensating the employees of the Company (including employees that are not named executive officers) as they relate to the Company’s risk management practices and the possibility of incentivizing risk-taking.  The Company has determined that the compensation policies and practices established with respect to the Company’s employees are not reasonably likely to have a material adverse effect on the Company and, therefore, no such disclosure is necessary.   The Compensation Committee and the Board are aware of the need to routinely assess the Company’s compensation policies and practices and will make a determination as to the necessity of this particular disclosure on an annual basis.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2015, the Company did not have any compensation plans under which equity securities of the Company are authorized for issuance.  As such, the table required under Item 201(d) of Regulation S-K is not presented herein.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Directors Gray, Ford, and Smith.  Mr. Parker served as a member of the committee until his resignation from the Board on March 30, 2016.  None of these committee members has or had a relationship with the Company that is or was required to be disclosed under the rules of the SEC.

Proposal 3:  Approval of the Company’s Long Term Incentive Plan

Overview

The Board has unanimously approved and adopted the Clayton Williams Energy, Inc. Long Term Incentive Plan, referred to as the LTIP, and the Board unanimously recommends that the Company’s shareholders approve the LTIP and reserve 1,400,000 shares of common stock for issuance pursuant to awards thereunder.  Set forth below is a description of the LTIP, which is qualified in its entirety by reference to the LTIP, which is attached as Annex A to this proxy statement.  The Company recommends that the Company’s shareholders read the entire LTIP carefully before voting on this proposal.

Long Term Incentive Plan

Background and Purpose of Proposal

The Company has not issued equity awards in several years and both the Company’s 1993 Stock Compensation Plan and Company’s Outside Directors Stock Option Plan have expired.  All previously granted options have been exercised and no equity awards are currently outstanding.

The Board has unanimously adopted the LTIP, and pursuant to this Proposal 3, the Company is asking the Company’s shareholders to approve the LTIP.

The Board has determined that adoption of the LTIP is desirable in order to enable the Company to attract and retain highly qualified employees, directors and consultants and to provide equity-based compensation to those individuals that will align their interests with the interests of the Company’s shareholders.  The LTIP will provide the Compensation Committee, the administrator of the LTIP, with the ability to grant different types of awards, including awards subject to performance criteria, to maximize the Compensation Committee’s flexibility in determining the Company’s compensation program.

The Company’s successful operation and its ability to create long-term value for the Company’s shareholders depend on the efforts of over 230 employees, including management, and the Company believes that it is in the best interest of shareholders for those individuals to have an ownership interest in the Company in recognition of their present and potential contributions and to align their interests with those of the Company’s shareholders.

The Company believes approval of the LTIP will give the Company flexibility to make stock-based grants and other Awards permitted under the LTIP over the next two years in amounts determined appropriate by the Compensation Committee; however, this timeline is simply an estimate used by the Company to determine the number of new shares to ask the Company’s shareholders to approve and future circumstances may require the Company to change the Company’s expected equity grant practices.  These circumstances include, but are not limited to, the future price of the Company’s common stock, award levels/amounts provided by the Company’s competitors and hiring activity during the next few years.  Fluctuations in the Company’s stock price may result in stock-based awards for a given year requiring a larger or smaller number of shares in order to capture the same grant date value as a prior year’s award, which impacts the rate at which the Company utilizes shares for compensation purposes.  The closing market price of the Company’s common stock as of April 14, 2016 was $16.34 per share, as reported on the NYSE.

If this proposal is not approved, the Company will be unable to grant stock-based awards under the LTIP to employees, directors and consultants.

Description of the LTIP

The following is a description of the principal features of the LTIP.  This description does not purport to be a complete description of all of the provisions of the LTIP and is qualified in its entirety by reference to the full text of the LTIP, which is attached as Annex A to this proxy statement.  Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the LTIP.

General

The purpose of the LTIP is to provide a means to attract and retain employees, directors and consultants through affording such individuals a means to acquire and maintain stock ownership or awards, the value of which is tied to the performance of the Company.  The LTIP also provides additional incentives and reward opportunities designed to strengthen such individuals’ concern for the welfare of the Company and their desire to remain in its employment.

The LTIP is intended to achieve this purpose by permitting the grant of a number of different types of awards, including the grant of (i) incentive stock options intended to comply with Section 422 of the Tax Code, referred to as Incentive Options, (ii) stock options that do not constitute Incentive Options, referred to as

Nonstatutory Options and, together with Incentive Options, as Options), (iii) stock appreciation rights, referred to as SARs, (iv) restricted stock awards, referred to as Restricted Stock Awards, (v) restricted stock units, referred to as RSUs, (vi) dividend equivalents, referred to as Dividend Equivalents, (vii) awards of unrestricted shares of common stock, referred to as Stock Awards, (viii) other awards related to the Company’s common stock (in terms of being valued, denominated, paid or otherwise defined by reference to common stock), referred to as Other Stock-Based Awards, (ix) cash awards, referred to as Cash Awards, (x) awards, the grant, exercise, vesting or settlement of which are subject to one or more performance standards, referred to as Performance Awards, (xi) conversion awards, referred to as Conversion Awards and (xii) any combination of such awards, referred to collectively as Awards.

Eligibility

Any officer and employee of the Company or any of its Subsidiaries, and other persons who provide services to the Company or any of its Subsidiaries, including non-employee directors of and consultants for the Company, referred to as an Eligible Person, may be granted Awards under the LTIP.  As of the record date, the Company has over 230 employees, including officers, and five non-employee directors.  Any person who is designated by the Compensation Committee to receive an Award under the LTIP will be a “Participant.”  An employee on leave of absence may be considered still employed by the Company or a Subsidiary for purposes of determining eligibility for participation under the LTIP.  Any individual granted an Award which remains outstanding under the LTIP, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the LTIP.

Limitations on Awards to Covered Employees

Consistent with certain provisions of Section 162(m) of the Tax Code, referred to as Section 162(m), and the accompanying regulations, the LTIP contains restrictions on the maximum amount of compensation that may be awarded to an individual in a specified period.  In each calendar year during any part of which the LTIP is in effect, a Covered Employee may not be granted Awards intended to be “performance-based compensation” (within the meaning of Section 162(m)) (a) to the extent such Award is based on a number of shares of stock (other than such an Award designated to be paid only in cash), relating to more than 500,000 shares of stock, subject to adjustment as provided in the LTIP, and (b) to the extent such Award is designated to be paid only in cash or the settlement of such Award is not based on a number of shares of stock, having a value determined on the date of grant in excess of $5,000,000.  These limits are not intended to suggest that the amount of compensation received by any Covered Employee or other participant will be the limited by maximum amounts set forth in the LTIP.  Although the LTIP has been drafted to permit the grant of Awards intended to satisfy the requirements for the “performance-based compensation” exception, the Compensation Committee may determine that it is in the Company’s best interests to award compensation that is not intended to satisfy the requirements for the exception.

Limitations on Awards to Non-Employee Directors

In each calendar year during any part of which the LTIP is in effect, a non-employee member of the Board may not be granted Awards of any type having a total cumulative value (determined, if applicable, pursuant to FASB ASC 718) greater than $300,000, except that, the foregoing limits shall be without regard to grants of Awards made to any non-employee director in any capacity other than as a director of the Company.

Administration

The Board has appointed the Compensation Committee to administer the LTIP pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to take action under the LTIP.  The Board may also take any action designated to the Compensation Committee unless it is determined that administration of the LTIP by “outside directors” is necessary with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m).  Unless otherwise limited by the LTIP, Rule 16b-3 under the Exchange Act, any provisions of the Code or other applicable laws, the Compensation Committee has broad discretion to administer the LTIP, interpret its provisions, and adopt policies for implementing the LTIP.  This discretion includes the power to designate Eligible Persons as Participants in the LTIP, determine when and to whom Awards will be granted, determine the type or types of Awards to be granted to each Eligible Person and the amount of such Awards (measured in shares of common stock, cash or as otherwise designated), prescribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), delegate duties under the LTIP, terminate, modify or amend any Award granted under the LTIP, and execute all other responsibilities permitted or required under the LTIP.  Any action of the Compensation Committee shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, shareholders, Participants and permitted transferees claiming rights from or through a Participant.

Number of Shares

The maximum aggregate number of shares of common stock reserved and available for issuance with regard to any and all Awards under the LTIP shall not exceed 1,400,000 (subject to any adjustment due to recapitalization or reorganization as permitted under the LTIP).  No Awards may be granted under the LTIP if the number of shares of Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the LTIP minus the number of shares of Stock that are issuable in settlement of the then-outstanding Awards granted under the LTIP.

Shares of common stock subject to any Award that are canceled, forfeited, expires unexercised, settled in cash in lieu of common stock or otherwise terminated without a delivery of shares to a Participant will again be available for Awards under the LTIP to the extent allowable by law.  Notwithstanding the foregoing, (a) shares tendered or withheld in payment of any exercise or purchase price or related taxes and (b) shares that were subject to an Option or an SAR but were not issued or delivered as a result of net settlement or net exercise, in each case, will not be available for future Awards under the LTIP.  If an Award may be settled only in cash, such Award need not be counted against the share limits in the LTIP.

The shares to be delivered under the LTIP shall be made available from authorized but unissued shares of stock, stock held in the treasury of the Company or previously issued shares of stock reacquired by the Company, including shares purchased on the open market.  The fair market value of the common stock on a given date will be the closing price of a share of common stock as reported by the NYSE on the most recent date on which shares of common stock were publicly-traded preceding the date with respect to which the fair market value determination is made (or if no sales occur on that date, on the last preceding date on which such sales of the common stock are so reported).

Types of Awards

Stock Options

The Company may grant Options to Eligible Persons, including (i) Incentive Options, which comply with Section 422 of the Tax Code and (ii) Nonstatutory Options.  The exercise price of each Option granted under the LTIP will be stated in the Option agreement and may vary between individuals and between grants; provided, however, that the exercise price for an Option must not be less than the greater of (a) 100% of the fair market value per share of the common stock as of the date of grant of the Option or (b) the par value per share of common stock.  With respect to a grant of an Incentive Option which complies with Section 422 of the Tax Code, a Participant must be an employee of the Company (or its parent or Subsidiaries), and, immediately before the time the Incentive Option is granted, the Participant may not own stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a Subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the common stock underlying the Incentive Option. Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant (or five years from the date of grant in the case of Incentive Options granted to an individual who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a Subsidiary).  The Compensation Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Compensation Committee, payment in common stock, other Awards, or other property) and the methods and forms in which common stock (including common stock issuable pursuant to the Option) will be delivered to a Participant.  The LTIP prohibits the Company from repricing Options without the approval of the Company’s shareholders.

Stock Appreciation Rights

An SAR is the right to receive an amount equal to the excess of the fair market value of one share of common stock on the date of exercise over the grant price of the SAR, as determined by the Compensation

Committee; provided, however, that the grant price of the SAR must not be less than the greater of (a) 100% of the fair market value per share of the common stock as of the date of grant of the SAR or (b) the par value per share of common stock.  SARs may be either free-standing or in tandem with other Awards.  SARs may be awarded in connection with or separate from an Option.  SARs awarded in connection with an Option will entitle the holder, upon exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised.  The surrendered Option or portion thereof will then cease to be exercisable.  However, an SAR awarded in connection with an Option is exercisable only to the extent that the related Option is exercisable.  SARs granted independently of an Option will be exercisable as the Compensation Committee determines.  The term of an SAR will be for a period determined by the Compensation Committee but will not exceed ten years.  SARs may be paid in cash, stock or a combination of cash and stock, as the Compensation Committee provides in the Award agreement governing the SAR.  The LTIP prohibits the Company from repricing SARs without the approval of the Company’s shareholders.

Restricted Stock Awards

A Restricted Stock Award is a grant of shares of common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee in its discretion.  Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee.  Except as otherwise provided under the terms of the LTIP or an Award agreement, the holder of a Restricted Stock Award will have rights to receive dividends on the common stock subject to the Restricted Stock Award (subject to any mandatory reinvestment or other requirements imposed by the Compensation Committee).  Unless otherwise determined by the Compensation Committee, common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such common stock or other property has been distributed.  During the restricted period applicable to the Restricted Stock Award, the restricted stock subject to the Restricted Stock Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

Restricted Stock Units

RSUs are rights to receive common stock, cash, or a combination of both at the end of a specified period.  The Compensation Committee may subject RSUs to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement, and those restrictions may lapse at such times determined by the Compensation Committee.  RSUs may be satisfied by delivery of common stock, cash equal to the fair market value of the specified number of shares of common stock covered by the RSUs, or any combination thereof determined by the Compensation Committee at the date of grant or thereafter.

Stock Awards

The Compensation Committee is authorized to grant Stock Awards under the LTIP to any Eligible Person as a bonus, as additional compensation, or in lieu of cash or other compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Compensation Committee in its discretion determines to be appropriate.

Dividend Equivalents

Dividend Equivalents may be granted to an Eligible Person, entitling such Eligible Person to receive cash, stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of stock or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than a Restricted Stock Award or a Stock Award). Dividend Equivalents may be paid or distributed when accrued or reinvested in additional shares of common stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Compensation Committee may specify.  Absent a contrary provision in an applicable Award agreement, Dividend Equivalents will be subject to the same restrictions and risk of forfeiture as any Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.

Other Stock-Based Awards

Eligible Persons may be granted, subject to applicable legal limitations, other Awards related to common stock (in terms of being valued, denominated, paid or otherwise defined by reference to common stock).  Such Other Stock-Based Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for common stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of common stock or the value of securities of or the performance of specified Subsidiaries.  The Compensation Committee will determine the terms and conditions of all such Other Stock-Based Awards, including without limitation, the method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award.

Cash Awards

The Compensation Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of or supplement to, or in lieu of, any other Award to Eligible Persons in such amounts and subject to such other terms (including the achievement of performance goals and/or future service requirements) as the Compensation Committee in its discretion determines.

Conversion Awards

Awards may be granted under the LTIP in substitution for similar awards held by individuals who become Eligible Persons as a result of the merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an affiliate of the Company.  Such Conversion Awards that are Options or SARs may have an exercise price that is less than the fair market value of a share of stock on the date of the substitution if such substitution complies with the requirements of Section 409A of the Code and other applicable laws and exchange rules.

Performance Awards

The Compensation Committee may designate that any Award granted under the LTIP shall constitute a Performance Award.  A Performance Award is any Award, the grant, exercise, vesting or settlement of which is subject to one or more performance conditions.  Additionally, a Performance Award may be an Award intended to qualify as “performance-based compensation” under Section 162(m) that is granted to a person designated by the Compensation Committee, at the time of grant of the Performance Award, as likely to be a Covered Employee for the fiscal year, referred to as a Section 162(m) Award.  The performance period applicable to any Performance Award will be set by the Compensation Committee in its discretion but will not exceed ten years.

If the Compensation Committee determines that a Performance Award granted to a Covered Employee is intended to be a Section 162(m) Award, the grant, exercise, vesting and/or settlement of such Performance Award will be contingent upon achievement of a pre-established performance goal or goals based on one or more of the business criteria described below and other terms as set forth in the LTIP; provided, however, that nothing in the LTIP prevents the Compensation Committee from granting Awards to Covered Employees that are not intended to constitute “performance-based compensation” under Section 162(m) or from determining that it is no longer necessary or appropriate for an Award to qualify as such.  Further, for Awards intended to be Section 162(m) Awards, the Compensation Committee may, in its discretion, reduce the amount of a payment or settlement otherwise to be made in connection with such Award, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Section 162(m) Award.

Consistent with certain provisions of Section 162(m) and accompanying regulations, the business criteria on which performance goals for Section 162(m) Awards may be based must be provided for in the LTIP and approved by the Company’s shareholders.  With respect to Section 162(m) Awards, performance goals will be designed to be objective, “substantially uncertain” of achievement at the date of grant and to otherwise meet the requirements of Section 162(m) and regulations thereunder.  Performance goals may vary among Section 162(m) Award recipients or among Section 162(m) Awards to the same recipient.  Performance goals will be established not later than 90 days after the beginning of any performance period applicable to such Section 162(m) Awards, or at such other date as may be required or permitted under Section 162(m).  All determinations by the Compensation

Committee as to the establishment, amount and certification of achievement of performance goals will be made in writing.

One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria) shall be used by the Compensation Committee in establishing performance goals applicable to Section 162(m) Awards: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes, and depreciation; (3) earnings before interest, taxes, depreciation, and amortization; (4) earnings before interest, taxes, depreciation, amortization, and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements, and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, and changes in deferred revenue; (8) total shareholder return; (9) return on equity or average shareholder’s equity; (10) return on assets, investment, or capital employed; (11) common stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses, cost reduction, and balance sheet goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) debt or equity financings; (24) market share; (25) cash flow; (26) cash flow per share of common stock; (27) share price performance of the Company’s common stock; (28) debt reduction; (29) implementation or completion of projects or processes; (30) employee retention; (31) shareholders’ equity; (32) capital expenditures; (33) debt levels; (34) operating profit or net operating profit; (35) growth of net income or operating income; (36) finding and development costs of oil and gas reserves, development capital expenditures, total capital expenditures or depletion, depreciation and amortization; (37) volumes of oil and gas reserves or adjusted reserves or changes therein; (38) percentage of production or reserves replaced; (39) production volumes, production per share, production per share growth, debt adjusted reserve or production growth per share or other production measures (including, but not limited to, adjusted production or production exit rate); (40) lease operating cost, referred to as LOE measures, or adjusted LOE measures or total production costs; and (41) general and administrative, referred to as G&A, expense or adjusted G&A measures or changes therein.

Any of the above goals may be determined pre-tax or post-tax, on an absolute or relative basis, as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the S&P 500 or a group of comparable companies.

The Compensation Committee may, at the time the performance goals in respect of a Section 162(m) Award are established, provide for the manner in which actual performance and performance goals with regard to the business criteria selected will reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (a) asset write-downs or impairments to assets; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any unusual or infrequent items as described in the Accounting Standards Codification Topic 225, as amended by Accounting Standards Update 2015-01, and as the same may be further amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (k) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; and (n) marked-to-market adjustments for financial instruments.  The Compensation Committee may also adjust Section 162(m) Awards to reflect the occurrence of certain corporate transactions and events as provided in the LTIP.  With respect to Awards intended be Section 162(m) Awards, all of the foregoing adjustments are permitted only to the extent permitted under Section 162(m) and the regulations promulgated thereunder without adversely affecting the treatment of any Section 162(m) Award as “performance-based compensation.”

Other Provisions

Tax Withholding

A Participant’s tax withholding obligations with respect to an Award may be satisfied by such means and subject to such conditions as the Compensation Committee may determine, in its sole discretion, including, without limitation, the delivery of cash or cash equivalents, stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Compensation Committee deems appropriate.

Subdivision or Consolidation of Shares

If any change is made to the Company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, appropriate adjustments will be made by the Compensation Committee, in its discretion in certain circumstances, as to the number and price of shares subject to an Award under the LTIP, the securities covered by such Award, the aggregate number of shares of common stock available for the issuance of Awards under the LTIP and the maximum annual per person compensation limits on share-based Awards.

Change of Control

Except to the extent otherwise provided in any applicable Award agreement, vesting of any Award will not occur solely upon the occurrence of a “Change of Control” (as defined in the LTIP).  In the event a Change of Control should occur at any time when there is any outstanding Award under the LTIP, the Compensation Committee, in its discretion, may, but shall not be required to, take any one or more of the following actions, which may vary among individual holders and among Awards held by any individual holder: (a) remove any applicable forfeiture restrictions on any Award, (b) accelerate in whole or in part the time of exercisability of an Award so that such Award may be exercised for a limited period of time on or before a date specified by the Compensation Committee, before or after such Change of Control, after which specified date all unexercised Awards shall terminate, (c) cause the surviving entity to assume, substitute, or continue any one or more of the outstanding Awards, (d) redeem in whole or in part any one or more of the outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders for cash consideration, or (e) make such other adjustments to Awards then outstanding as the Compensation Committee deems appropriate to reflect such Change of Control.  The foregoing alternatives may be without the consent or approval of any Award holder and may vary among individual Participants and each Participant’s individual Awards.

Effect of Termination of Employment or Director Service

Except as otherwise provided in the LTIP, the treatment of an Award upon a termination of employment or any other service relationship of a Participant with the Company will be specified in the Award agreement, the terms of which are subject to the discretion of the Compensation Committee.

Term of the LTIP

No Awards may be granted under the LTIP on and after the tenth anniversary of its effective date, which is April 15, 2026.

Amendment

Without shareholder or Participant approval, the Board may amend, alter, suspend, discontinue or terminate the LTIP or the Compensation Committee’s authority to grant Awards under the LTIP, except that any amendment or alteration to the LTIP, including any increase in any share limitation, shall be subject to the approval of the Company’s shareholders not later than the next annual meeting if shareholder approval is required by any state or federal law or regulation or the rules of the NYSE.  The Board may otherwise, in its discretion, determine to submit other such changes to the LTIP to shareholders for approval.  The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the LTIP; provided, that without the consent of an affected Participant, no such Compensation Committee action may materially and adversely affect the rights of such Participant under such Award.

Transferability of Awards

In accordance with any rules it may prescribe, the Compensation Committee may permit a person to transfer Awards, in the form of a gift, or may authorize all or a portion of Awards to be granted to an Eligible Person on terms which permit transfer by such Participant to certain immediate family members or related trusts, foundations or entities, or pursuant to a domestic relations order. Other than as described above, Awards will not be transferable other than by will or the laws of descent and distribution.  Notwithstanding any provision to the contrary, Incentive Options will not be transferable other than by will or the laws of descent and distribution.

No Repricing of Options or SARs

Other than in connection with a change in capitalization or other transaction where an adjustment is permitted or required under the terms of the LTIP, the Compensation Committee is prohibited from making any adjustment or approving any amendment that reduces or would have the effect of reducing the exercise price of an Option or SAR previously granted under the LTIP, whether through amendment, cancellation and exchange for cash or replacement grants, or other means, unless the Company’s shareholders shall have approved such adjustment or amendment.

Clawback

The LTIP is subject to any written clawback policies that the Company, with the approval of the Board, may adopt, either prior to or following the effective date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Company determines should apply to the LTIP.  Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to such Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

Certain United States Federal Income Tax Aspects

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences of certain transactions contemplated under the LTIP.  This description is based on current laws in effect on April 14, 2016, which are subject to change (possibly retroactively).  The tax treatment of Participants may vary depending on each Participant’s particular situation and may, therefore, be subject to special rules not discussed below.  No attempt has been made to discuss any potential foreign, state or local tax consequences.  Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the LTIP.

Tax Consequences to Participants under the LTIP

Options and SARs

Participants will not realize taxable income upon the grant of an Option or a SAR.  Upon the exercise of a Nonstatutory Option or a SAR, a Participant will recognize ordinary compensation income (subject to withholding if the Participant is an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise or grant price of the Award. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a Nonstatutory Option or a SAR that equals the fair market value of such shares on the date of exercise.  Subject to the discussion under “Tax Consequences to the Company” below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.  When a Participant sells the common stock acquired as a result of the exercise of a Nonstatutory

Option or a SAR, any appreciation (or depreciation) in the value of the common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period.  The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.

Participants eligible to receive an Option intended to qualify as an Incentive Option under Section 422 of the Tax Code will not recognize taxable income on the grant of an Incentive Option.  Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the Incentive Option, referred to as ISO Stock, over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax.  The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock.  However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period, referred to as a Disqualifying Disposition, the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock.  A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date.  If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

We will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a Disqualifying Disposition of the ISO Stock.  If a Participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under “Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an Option, whether a Nonstatutory Option or an Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of a Nonstatutory Option in the manner described above).  Moreover, the number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price.  Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above.

The LTIP allows the Compensation Committee to permit the transfer of certain Awards in limited circumstances. For income and gift tax purposes, certain transfers of Nonstatutory Options should generally be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options (other than in the context of divorce) or SARs.  However, the Internal Revenue Service has informally indicated that after a transfer of Options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the Options.  If a Nonstatutory Option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if a Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift.  The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift.  The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option.  The transferor will be subject to a federal gift tax, which will be limited by (i) the 2016 annual exclusion amount of $14,000 per donee (subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions.  The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options.  Whether such consequences apply to unvested Nonstatutory Options or to SARs is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

Other Awards

A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a Cash Award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon.  Individuals will not have taxable income at the time of grant of a RSU, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of common stock in settlement of the RSU award, as applicable, in an amount equal to the cash or the fair market value of the common stock received.  The Dividend Equivalents, if any, received with respect to a RSU or other Award will be taxable as ordinary compensation income, not dividend income, when paid.

A recipient of a Restricted Stock Award or Stock Award generally will be subject to tax at ordinary income tax rates on the fair market value of the common stock when it is received, reduced by any amount paid by the recipient; however, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable and is no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Tax Code, or (ii) when the Award is received, in cases where a Participant makes a valid election under Section 83(b) of the Tax Code.  If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares.  If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.

A Participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above.  The tax basis in the common stock received by a Participant will equal the amount recognized by him or her as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.  Subject to the discussion below under “Tax Consequences to the Company,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Internal Revenue Code Section 409A

Awards under the LTIP are generally intended to be designed, granted and administered in a manner that is either exempt from the application of or complies with the requirements of Section 409A of the Code in an effort to avoid the imposition of taxes and/or penalties.  To the extent that payment of an Award under the LTIP is subject to additional taxes and interest under Section 409A, receipt of payments or benefits under such Award will, to the extent possible, be modified to comply with such requirements.

Tax Consequences to the Company

Reasonable Compensation

In order for the amounts described above to be deductible by the Company (or a Subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments

The ability of the Company (or the ability of one of the Company’s Subsidiaries) to obtain a deduction for future payments under the LTIP could also be limited by the golden parachute rules of Section 280G of the Tax Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Performance-Based Compensation

The ability of the Company (or the ability of one of the Company’s Subsidiaries) to obtain a deduction for amounts paid under the LTIP could be limited by Section 162(m) of the Tax Code.  Section 162(m) limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a Covered Employee in excess of $1,000,000.  However, an exception applies to this limitation in the case of certain “performance-based compensation.”  In order to exempt Section 162(m) Awards from the $1,000,000 deductibility limitation, certain requirements, including shareholder approval requirements must be met.  In addition, the grant, vesting, exercise or settlement of any Award intended to be exempt from Section 162(m) must be based on the satisfaction of one or more performance goals selected by the Compensation Committee.  To allow Awards to qualify as “performance-based compensation,” the Company is seeking shareholder approval of the material terms of the LTIP, including the maximum amount of compensation that may be paid under the LTIP, pursuant to Proposal 4.  Performance Awards intended to be Section 162(m) Awards may not be granted in a given period if such Awards relate to a number of shares of common stock that exceeds the specified limitations discussed above or, alternatively, result in cash compensation that exceeds the specified limitations discussed above.  Under the terms of the LTIP, in each calendar year during any part of which the LTIP is in effect, a Covered Employee may not be granted Section 162(m) Awards: (i) to the extent such Award is based on a number of shares of Stock (other than such an Award designated to be paid only in cash), relating to more than 500,000 shares of Stock, subject to adjustment as provided in the LTIP, and (ii) to the extent such Award is designated to be paid only in cash, having a value determined on the date of grant in excess of $4,000,000.  Although the LTIP has been drafted to satisfy the requirements for the “performance-based compensation” exception, the Company may determine that it is in the Company’s best interests not to satisfy the requirements for the exception in certain situations.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT, EXERCISE, VESTING AND/OR SETTLEMENT OF AWARDS UNDER THE LTIP.  IT IS NOT AND DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE PARTICIPANT MAY RESIDE.

New Plan Benefits and Awards Outstanding

The Awards, if any, that will be granted under the LTIP are at the discretion of the Compensation Committee, and, as such, it is not possible to determine the benefits or number of shares subject to Awards that may be granted in the future to Eligible Persons.  Further, since the LTIP is a new compensation plan, no Awards have yet been granted under the LTIP. Therefore, the New Plan Benefits Table is not provided.  As indicated above, no equity-based compensation awards are currently held by an employee, non-employee director or consultant.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Long Term Incentive Plan

Equity Compensation Plan Information

The following table shows, as of December 31, 2015, information with respect to the Company’s equity compensation plans under which shares of common stock are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options ($)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	—	$—	—
Equity compensation plans not approved by shareholders	—	$—	—
Total	—	$—	—

Proposal 4:  Approval of the Material Terms of the Company’s Long Term Incentive Plan

Introduction

The Board, subject to the approval of the Company’s shareholders as required under the NYSE’s rules, has approved the adoption of the LTIP.

We are asking the Company’s shareholders to approve the material terms of the LTIP as required by Section 162(m) in order for the LTIP, to the extent approved pursuant to Proposal 3, to be used for awards that are designed as performance-based compensation awards pursuant to Section 162(m) of the Tax Code.  This Proposal 4 should be read in conjunction with Proposal 3.

We desire to maintain the Company’s ability to deduct for federal income tax purposes the value of awards granted pursuant to the LTIP.  The Company’s ability to use the LTIP in order to grant tax-deductible awards to certain employees would be limited without receiving shareholder approval of the material terms of the LTIP under Section 162(m).  The LTIP is intended to qualify for exemption from the deduction limitations of Section 162(m) by providing “performance-based compensation” to “covered employees” within the meaning of Section 162(m).  Under Section 162(m), the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and the Company’s three other most highly compensated officers (other than the Company’s principal financial officer), referred to as Covered Employees, determined pursuant to the executive compensation disclosure rules under the Securities Exchange may be limited to the extent such compensation exceeds $1,000,000 in any taxable year.  However, the Company may deduct compensation paid to the Company’s Covered Employees in excess of that amount if it qualifies as “performance-based compensation” as defined in Section 162(m).  Section 162(m) potentially could apply to all awards under the LTIP, whether paid in cash or in shares of common stock, if designed to be a Performance Award.  In addition to certain other requirements, in order for awards under the LTIP to constitute “performance-based compensation,” the material terms of the LTIP must be disclosed to and approved by the Company’s shareholders.

For purposes of Section 162(m), the material terms of the LTIP include: (i) the maximum amount of compensation that may be paid to a participant under the LTIP in any fiscal year, (ii) the individuals eligible to receive compensation under the LTIP, and (iii) the performance criteria on which the performance goals are based for purposes of Section 162(m) of the Code.  Each of these items is discussed below, and shareholder approval of this proposal constitutes re-approval of each of these items for purposes of the Section 162(m) shareholder approval requirements.

If this proposal is not approved, certain equity-based awards granted to the Company’s Covered Employees in future years may not be deductible to the extent they exceed $1,000,000, meaning that the Company may be limited in the Company’s ability to grant awards that are both deductible and that satisfy the Company’s compensation objectives.

Limitations on Awards to Covered Employees

Consistent with certain provisions of Section 162(m) and the accompanying regulations, the LTIP contains restrictions on the maximum amount of compensation that may be awarded to an individual in a specified period.  In each calendar year during any part of which the LTIP is in effect, a Covered Employee may not be granted Awards intended to be “performance-based compensation” (within the meaning of Section 162(m)) (a) to the extent such Award is based on a number of shares of stock (other than such an Award designated to be paid only in cash), relating to more than 500,000 shares of stock, subject to adjustment as provided in the LTIP, and (b) to the extent such Award is designated to be paid only in cash or the settlement of such Award is not based on a number of shares of stock, having a value determined on the date of grant in excess of $5,000,000.  These limits are not intended to suggest that the amount of compensation received by any Covered Employee or other participant will be the limited by maximum amounts set forth in the LTIP.  Although the LTIP has been drafted to permit the grant of Awards intended to satisfy the requirements for the “performance-based compensation” exception, the Compensation Committee may determine that it is in the Company’s best interests to award compensation that is not intended to satisfy the requirements for the exception.

Eligibility

Any officer and employee of the Company or any of its Subsidiaries, and other persons who provide services to the Company or any of its Subsidiaries, including non-employee directors of and consultants for the Company (an “Eligible Person”), may be granted Awards under the LTIP.  As of the record date, the Company has over 230 employees, including officers, and five non-employee directors. Any person who is designated by the Compensation Committee to receive an Award under the LTIP will be a “Participant.”  An employee on leave of absence may be considered still employed by the Company or a Subsidiary for purposes of determining eligibility for participation under the LTIP.  Any individual granted an Award which remains outstanding under the LTIP, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the LTIP.

Performance Criteria and Performance Awards

Consistent with certain provisions of Section 162(m) and accompanying regulations, the business criteria on which performance goals for Section 162(m) Awards may be based must be provided for in the LTIP and approved by the Company’s shareholders.  With respect to Section 162(m) Awards, performance goals will be designed to be objective, “substantially uncertain” of achievement at the date of grant and to otherwise meet the requirements of Section 162(m) and regulations thereunder.  Performance goals may vary among Section 162(m) Award recipients or among Section 162(m) Awards to the same recipient.  Performance goals will be established not later than 90 days after the beginning of any performance period applicable to such Section 162(m) Awards, or at such other date as may be required or permitted under Section 162(m).  All determinations by the Compensation Committee as to the establishment, amount and certification of achievement of performance goals will be made in writing.

One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria) shall be used by the Compensation Committee in establishing performance goals applicable to Section 162(m) Awards: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes, and depreciation; (3) earnings before interest, taxes, depreciation, and amortization; (4) earnings before interest, taxes, depreciation, amortization, and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements, and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, and changes in deferred revenue; (8) total shareholder return; (9) return on equity or average shareholder’s equity; (10) return on assets, investment, or capital employed; (11) common stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses, cost reduction, and balance sheet goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) debt or equity financings; (24) market share; (25) cash flow; (26) cash flow per share of common stock; (27) share price performance of the Company’s common stock; (28) debt reduction; (29) implementation or completion of projects or processes; (30) employee retention; (31) shareholders’ equity; (32) capital expenditures; (33) debt levels; (34) operating profit or net operating profit; (35) growth of net income or operating income; (36) finding and development costs of oil and gas reserves, development capital expenditures, total capital expenditures or depletion, depreciation and amortization; (37) volumes of oil and gas reserves or adjusted reserves or changes therein; (38) percentage of production or reserves replaced; (39) production volumes, production per share, production per share growth, debt adjusted reserve or production growth per share or other production measures (including, but not limited to, adjusted production or production exit rate); (40) lease operating cost, referred to as LOE measures, or adjusted LOE measures or total production costs; and (41) general and administrative, referred to as G&A, expense or adjusted G&A measures or changes therein.

Any of the above goals may be determined pre-tax or post-tax, on an absolute or relative basis, as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the S&P 500 or a group of comparable companies.

The Compensation Committee may, at the time the performance goals in respect of a Section 162(m) Award are established, provide for the manner in which actual performance and performance goals with regard to the business criteria selected will reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (a) asset write-downs or impairments to assets; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any unusual or infrequent items as described in the Accounting Standards Codification Topic 225, as amended by Accounting Standards Update 2015-01, and as the same may be further amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (k) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; and (n) marked-to-market adjustments for financial instruments.  The Compensation Committee may also adjust Section 162(m) Awards to reflect the occurrence of certain corporate transactions and events as provided in the LTIP.  With respect to Awards intended be Section 162(m) Awards, all of the foregoing adjustments are permitted only to the extent permitted under Section 162(m) and the regulations promulgated thereunder without adversely affecting the treatment of any Section 162(m) Award as “performance-based compensation.”

For a detailed description of the remaining terms of the LTIP, please see Proposal 3.

The Board of Directors unanimously recommends a vote “FOR” the approval of the material terms of the Company’s Long Term Incentive Plan for purposes of Section 162(m) of the Code.

Proposal 5:  Advisory Vote on Selection of Independent Auditors

KPMG LLP served as the independent auditors for the Company and its wholly owned subsidiaries for 2015.  Representatives of KPMG LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The independent auditors for 2016 will be selected by the Audit Committee at an Audit Committee meeting following the 2016 annual meeting of shareholders.  KPMG LLP has begun certain work related to the 2016 audit as approved by the Audit Committee.  Information on independent auditor fees for the last two fiscal years can be found under “Fees to KPMG LLP” in this proxy statement.

Although federal securities laws and NYSE corporate governance listing standards require that the Audit Committee be directly responsible for selecting and retaining the independent auditors, the Board is providing shareholders with the means to express their views on this important issue.  Although this vote is not binding, the Audit Committee will consider the results of the shareholder vote in deciding whether to renew the engagement of KPMG LLP for 2016.

The Board of Directors unanimously recommends a vote “FOR” the selection of KPMG LLP as the Company’s independent auditors for 2016.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2015.

During 2015, the Audit Committee consisted of Messrs. Parker, Ford, Gray and Smith.  The Audit Committee acts pursuant to the Audit Committee charter, as amended and restated in May 2014.  Each member of the Audit Committee qualifies as an “independent” director under federal securities laws and NYSE corporate governance listing standards.  Mr. Parker resigned from the Board and as Chairman of the Audit Committee effective March 30, 2016.

In March 2016, the Audit Committee reviewed and discussed the Company’s audited financial statements with management and representatives of KPMG LLP, the Company’s independent auditors.  Particular attention was paid to the selection, application and disclosure of the Company’s critical accounting policies.  The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board.  The Audit Committee received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence from the Company and management.  The Audit Committee considered whether the non-audit services provided by KPMG LLP are compatible with their independence.

Based on the review and discussions referred to above, the Audit Committee took the following actions:

•                  Ratified management’s selection, application and disclosure of critical accounting policies as set forth in the Company’s audited financial statements for the year ended December 31, 2015;

•                  Recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2015; and

•                  Reviewed the Audit Committee charter, assessed the charter for adequacy, and determined that the charter, as stated, was adequate.

AUDIT COMMITTEE
Jordan R. Smith, Chairman
Ted Gray, Jr.
Davis L. Ford

Fees to KPMG LLP

Audit Fees

KPMG LLP audited the effectiveness of the Company’s internal control over financial reporting and the consolidated financial statements of the Company for the years ended December 31, 2015 and 2014 and reviewed the consolidated financial statements for the interim quarters during 2015 and 2014.  For these services, the Company paid KPMG LLP fees totaling $966,000 for 2015 and $880,000 for 2014.

Audit-Related Fees

KPMG LLP did not provide any audit-related services to the Company in 2015 or 2014.

Tax Fees

In 2014, the Company incurred fees for professional services rendered by KPMG LLP totaling $504 for tax compliance services related to West Coast Energy Properties, L.P., a partnership between a limited liability company owned by the Company and an affiliate of GE Energy Financial Services.  KPMG LLP did not provide any tax compliance services to the Company in 2015.

All Other Fees

KPMG LLP did not provide any other services to the Company in 2015 or 2014.

Pre-Approval Policy and Procedures

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) the Company’s independent auditor provides.  All audit, audit-related and tax services rendered by KPMG LLP in 2015 were approved by the Audit Committee before KPMG LLP was engaged for such services.  No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C) (Rule 2-01(c)(7)(i)(C) of Regulation S-X).  Review and approval of such services for 2015 occurred during the regularly scheduled meetings of the Audit Committee.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock based upon 12,169,536 shares outstanding as of April 14, 2016, by:

•                 Each person who is the beneficial owner of 5% or more of the outstanding common stock (based upon copies of all Schedule 13Gs, Schedule 13Ds and, if applicable, Form 4s and Form 5s provided to the Company);

•                 Each director of the Company and each nominee for director;

•                 The named executive officers; and

•                 All officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the regulations of the SEC.  Under SEC regulations, persons who have power to vote or dispose of shares of common stock, either alone or jointly with others, are deemed to be beneficial owners.  Because the voting or dispositive power of certain shares listed in the following table is shared, the same securities in such cases are listed opposite more than one name in the table and the sharing of voting or dispositive power is described in the referenced footnote.  The total number of shares of common stock of the Company listed below for directors and executive officers as a group eliminates such duplication.  Unless otherwise noted, the persons and entities named below have sole voting and investment power with respect to the shares listed opposite each of their names and their address is Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas 79705.

Name	Amount and Nature of Beneficial Ownership		Percent of Class
The Williams Children’s Partnership, Ltd. (1)	3,041,412		25.0%
Clayton W. Williams, Jr. (1)	3,107,642	(2)	25.5%
Mel G. Riggs	3,061,008	(3)	25.2%
Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	2,614,982	(4)	18.1%
GRT Capital Partners, L.L.C. One Liberty Square, 11th Floor Boston, MA 02109	663,524	(5)	5.5%
Integrated Core Strategies (US) LLC c/o Millennium Management LLC 666 Fifth Avenue New York, NY 10103	648,943	(6)	5.3%
Michael L. Pollard	9,633	(7)	*
Samuel L. Lyssy, Jr.	4,832	(8)	*
Gregory S. Welborn	1,951	(9)	*
Davis L. Ford	20,681		*
Jordan R. Smith	400		*
Ted Gray, Jr.	—		*
P. Scott Martin	—		*
Nathan W. Walton	—		*
All officers and directors as a group (16 persons)	6,276,582		51.6%

*  Less than 1 percent of the shares outstanding.

(1)                                 The mailing address of The Williams Children’s Partnership, Ltd. and Mr. Williams is 6 Desta Drive, Suite 3000, Midland, Texas 79705.  The Williams Children’s Partnership, Ltd. is a family partnership comprised of Mr. Williams’ five adult children.

(2)                                 Consists of (a) an aggregate of 1,247,488 shares owned by CWPLCO, Inc. and beneficially owned by Mr. Williams due to Mr. Williams’ control of CWPLCO, Inc., (b) 1,771,219 shares owned by CW Stock Holdco, L.P. and beneficially owned by Mr. Williams due to Mr. Williams’ control of CW Stock Holdco, L.P., (c) 11,044 shares owned by Mr. Williams’ wife, (d) 588 shares owned by a trust of which Mrs. Williams is the trustee, (e) 14,954 shares held in the Company’s 401(k) Plan & Trust over which Mr. Williams exercises investment control, (f) 49,179 shares in trusts of which Mr. Williams is the Trustee, (g) 5,749 shares in a trust for the benefit of Mr. Williams of which Mrs. Williams is the Trustee, and (h) 7,421 shares owned by Mr. Williams’ grandchildren for which Mrs. Williams is custodian.

(3)                                 Includes (a) 3,626 shares held in the Company’s 401(k) Plan & Trust over which Mr. Riggs exercises investment control, (b) 1,382 shares over which Mr. Riggs exercises control under a Power of Attorney, and (c) 3,041,412 shares owned by The Williams Children’s Partnership, Ltd. over which Mr. Riggs exercises investment control.  Mr. Riggs is the sole member of LPL/Williams GP, LLC, which is the general partner of The Williams Children’s Partnership, Ltd.  Mr. Riggs has a pecuniary interest in only 0.002% of the stock held by The Williams Children’s Partnership, Ltd. and disclaims beneficial ownership of the remaining 99.998% of the stock.

(4)                                 Includes warrants currently exercisable for an aggregate of 2,251,364 shares.  According to an Amendment to Schedule 13D and a Form 4 filed with the SEC on April 7, 2016, Ares Management LLC has sole voting power with regard to zero shares, shared voting power with regard to 2,614,982 shares, sole dispositive power with regard to zero shares, and shared dispositive power regard to 2,614,982 shares.

(5)                                 According to a Schedule 13G filed with the SEC on February 16, 2016, GRT Capital Partners, L.L.C. has sole voting power with regard to 663,524 shares, shared voting power with regard to zero shares, sole dispositive power with regard to 663,524 shares, and shared dispositive power with regard to zero shares.

(6)                                 According to an Amendment to Schedule 13G filed with the SEC on January 14, 2016, by Integrated Core Strategies (US) LLC and its affiliates, referred to as the Integrated Core Group, including Millennium Management LLC, the general partner of the managing member of Integrated Core Strategies (US) LLC, the Integrated Core Group has sole voting power with regard to zero shares, shared voting power with regard to 648,943 shares, sole dispositive power with regard to zero shares, and shared dispositive power regard to 648,943 shares.

(7)                                 Includes 9,633 shares held in the Company’s 401(k) Plan & Trust over which Mr. Pollard exercises investment control.

(8)                                 Consists of 4,832 shares held in the Company’s 401(k) Plan & Trust over which Mr. Lyssy exercises investment control.

(9)                                 Consists of 1,951 shares held in the Company’s 401(k) Plan & Trust over which Mr. Welborn exercises investment control.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to the rules and regulations promulgated under Section 16(a) of the Exchange Act, during and with respect to the Company’s last fiscal year and upon certain written representations received by the Company, the Company believes that all filing requirements applicable to officers, directors and 10% beneficial owners under Section 16(a) were satisfied.

Certain Transactions and Relationships

The Audit Committee reviews, approves and monitors all transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or shareholders owning 5% or greater of the Company’s outstanding stock) in which the amount exceeds $120,000 and in which the related person has a direct or indirect material interest.  The Audit Committee will approve the transaction only if they determine that it is in the best interest of the Company.  While the Audit Committee has not adopted a formal written policy for reviewing related party transactions, in considering the transaction, the Audit Committee will consider all relevant factors, including as applicable:

•                  The Company’s business rationale for entering into the transaction;

•                  The alternatives to entering into a related party transaction;

•                  Whether the transaction is on terms comparable to those available to third parties;

•                  The potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and

•                  The overall fairness of the transaction to the Company.

The Audit Committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

In the event a transaction arises that would require the review of the Audit Committee, management or the affected director or executive officer will bring the matter to the attention of the Chairman of the Audit Committee.  If a member of the Audit Committee is involved in the transaction, he will be recused from all discussions and decisions about the transaction.  Any such transaction must be approved in advance wherever practicable, and if not practicable, it must be ratified as promptly as practicable.  The Audit Committee will review the transactions annually to determine whether they continue to be in the Company’s best interest.

Mr. Clayton W. Williams, Jr., the Company’s Chairman of the Board and Chief Executive Officer, is also the Chief Executive Officer and a director of the Williams Entities, which Mr. Williams directly or indirectly controls.  The Company and the Williams Entities are parties to an agreement, which the Company refers to as the

Service Agreement, pursuant to which the Company furnishes services to, and receives services from, such entities.  Under the Service Agreement, the Company provides legal, computer, payroll and benefits administration, insurance administration, tax preparation services, tax planning services and general accounting services to the Williams Entities, as well as technical services with respect to the operation of certain oil and gas properties owned by the Williams Entities.  The Williams Entities provide business entertainment to or for the benefit of the Company.  The following table summarizes the charges to and from the Williams Entities for the year ended December 31, 2015.

2015
(In thousands)
Amounts received from the Williams Entities:
Service Agreement:
Services	$622
Insurance premiums and benefits	922
Reimbursed expenses	500
$2,044
Amounts paid to the Williams Entities:
Rent(1)	$1,741
Service Agreement:
Business entertainment(2)	155
Reimbursed expenses	226
$2,122

(1)         Rent amounts were paid to ClayDesta Buildings, L.P., a Texas limited partnership referred to as CDBLP, of which the Company owns 31.9% and affiliates of the Company own 25.8%.  A Williams Entity provides property management services to the buildings owned and operated by CDBLP.

(2)         Consists primarily of hunting and fishing recreation for business associates and employees of the Company on land owned by affiliates of Mr. Williams.

Certain of the Company’s employees and vendors are “immediate family members” (as defined under SEC regulations) of Mr. Clayton W. Williams, Jr., Chairman of the Board and Chief Executive Officer or Mr. Patrick C. Reesby, Vice President — New Ventures.  As a result, compensation paid to such employees and payments made to such vendors may be deemed to be transactions by the Company with a related person.  Following is a summary of each relationship and transaction or series of similar transactions for which the amount involved exceeded $120,000 for the year ended December 31, 2015.  No other immediate family members of Mr. Williams or Mr. Reesby received compensation in excess of $120,000 for the year ended December, 31, 2015, except the following.

•                  Gregory S. Welborn serves as Vice President — Land for the Company and is the son-in-law of Mr. Williams.  For the year ended December 31, 2015, Gregory S. Welborn received compensation from the Company aggregating $654,752.

Shareholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company’s 2017 proxy statement.  Under the SEC’s rules and regulations, shareholders interested in submitting proposals in the Company’s proxy materials and for presentation at the Company’s 2017 annual meeting of shareholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act.  In general, shareholder proposals must be received by the Secretary of the Company at Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas  79705, Attention: Secretary, no later than December 29, 2016, to be eligible for inclusion in the Company’s proxy materials.

In accordance with the Company’s Bylaws, a shareholder may nominate one or more persons for election as director at a meeting or propose business to be brought before a meeting, or both, only if such shareholder has given timely notice to the Secretary of the Company at Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas 79705, Attention: Secretary, in proper written form of his or her intent to make such nomination or nominations or to propose such business.  To be timely, such shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days in advance of the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder to be timely must be received a reasonable time before the solicitation is made.

As a result, for a shareholder nomination for election to the Board or a proposal of business to be considered at the 2017 annual meeting of shareholders, it must be properly submitted to the Company’s Corporate Secretary no later than December 29, 2016.  To be in proper form, a shareholder’s notice must contain the information and comply with the other requirements set forth in the Company’s Bylaws.

In addition, pursuant to Rule 14a-4(c) of the Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a shareholder at the 2017 annual meeting that the shareholder does not seek to have included in the Company’s proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on such matter, unless the Company is notified of the proposal on or before December 29, 2016, and the shareholder satisfies the other requirements of Rule 14a-4(c)(2).  If the Company first receives notice of such matter after December 29, 2016, and the matter nonetheless is permitted to be presented at the 2017 annual meeting of shareholders, the Board may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement for the 2017 annual meeting of shareholders.

Under the Company’s Bylaws, the chairman of the annual meeting of shareholders shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

Other Business

As of the date of this proxy statement, the Board knows of no business or nominees to come before the annual meeting other than the proposals described above in this proxy statement.  If, however, other matters properly come before the meeting, it is the intention of the management proxy holders to vote in accordance with their best judgment and in the interest of the Company.

The information contained in this proxy statement in the sections entitled “Compensation Committee Report” and “Report of the Audit Committee” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

Information Incorporated by Reference

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, the Company is “incorporating by reference” into this proxy statement specific documents that the Company filed with the SEC, which means that the Company may disclose important information to you by referring you to those documents that are considered part of this proxy statement.  Information that the Company files subsequently with the SEC will automatically update and supersede this information.  The Company is incorporating by reference the Company’s filings listed below and any additional documents that the Company may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date hereof, except we are not incorporating by reference any information furnished (but not filed) under Item 2.02 or Item 7.01 of any Current Report on Form 8-K and corresponding information furnished under Item 9.01 as an exhibit thereto:

•                  the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 24, 2016;

•                  the Company’s Current Reports on Form 8-K filed January 20, 2016,  March 9, 2016, March 15, 2016, March 30, 2016 and March 31, 2016 (except that any portions thereof which are furnished and not filed shall not be deemed incorporated); and

•                  the description of the Company’s common stock as set forth in the Company’s Registration Statement on Form S-2 (Registration No. 333-13441), filed October 4, 1996, including any amendments or reports filed for the purpose of updating the description.

A copy of any document the Company incorporates by reference, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be provided at no charge to each person to whom this proxy statement is delivered upon the written request of such person addressed to Clayton Williams Energy, Inc., Attn: Investor Relations, 6 Desta Drive, Suite 6500, Midland, Texas 79705, or by contacting Investor Relations at (432) 688-3419.

Additional Information about Clayton Williams Energy, Inc.

If you would like to receive further information about Clayton Williams Energy, Inc., please visit the Company’s website at www.claytonwilliams.com.  The “Investors” section of the Company’s website contains, among other things, management presentations, financial information, stock quotes and links to the Company’s filings with the SEC.

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be provided at no charge to each person to whom this proxy statement is delivered upon the written request of such person addressed to Clayton Williams Energy, Inc., Attn: Investor Relations, 6 Desta Drive, Suite 6500, Midland, Texas 79705, or by contacting Investor Relations at (432) 688-3419.

One copy of the notice of internet availability, this proxy statement and the 2015 annual report will be sent to shareholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages.  This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.  If you received a householded mailing this year and you would like to have additional copies of this proxy statement and 2015 annual report mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to Clayton Williams Energy, Inc., Attn: Investor Relations, 6 Desta Drive, Suite 6500, Midland, Texas 79705, or by contacting Investor Relations at (432) 688-3419.  In addition, shareholders sharing an address who are currently receiving multiple copies may also notify the Company at such address or phone number if they wish to receive only a single copy.

You may read without charge, and copy at prescribed rates, all or any portion of the proxy statement or any reports, statements or other information in the files at the public reference facilities of the SEC’s principal office at Room 1580, 100 F Street, N.E., Washington, D.C., 20549.  You can request copies of these documents upon payment of a duplicating fee by writing to the SEC.  You may call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference rooms.  The Company’s filings are also available on the Internet website maintained by the SEC at www.sec.gov.

In this proxy statement, the Company states that information and documents are available on the Company’s website.  These references are merely intended to suggest where the Company’s shareholders may obtain additional information.  The materials and other information presented on the Company’s website are not incorporated in and should not otherwise be considered part of this proxy statement.

By order of the Board of Directors,
McRae M. Biggar
Secretary

Dated:  April 28, 2016

Annex A

CLAYTON WILLIAMS ENERGY, INC.

LONG TERM INCENTIVE PLAN

1.             Purpose.  The purpose of the Clayton Williams Energy, Inc. Long Term Incentive Plan (the “Plan”) is to provide a means through which Clayton Williams Energy, Inc., a Delaware corporation (the “Company”), and its Subsidiaries may attract, retain and motivate able individuals as employees, directors and consultants and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company, and its Subsidiaries, rest, and whose present and potential contributions to the welfare of the Company, and its Subsidiaries, are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the welfare of the Company, and its Subsidiaries, and their desire to remain employed.  A further purpose of this Plan is to provide such employees, directors and consultants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.  Accordingly, this Plan primarily provides for the granting of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Performance Awards, Substitute Awards or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

2.             Definitions.  For purposes of this Plan, the following terms shall be defined as set forth below:

(a)           “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.  For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.

(b)           “Ares” means (a) Ares Management LLC, its Affiliated investment managers and funds or accounts managed by any of them (but excluding any portfolio companies that are owned in whole or in part by any of the foregoing) and (b) any other Affiliates of Ares Management LLC or any “person” or “group” of related persons (as such terms are used in sections 13(d) and 14(d) of the Exchange Act) sharing voting power with Ares Management LLC.

(c)           “Award” means any Option, SAR, Restricted Stock Award, Restricted Stock Unit, Stock Awards, Dividend Equivalent, Other Stock-Based Award, Cash Award, Performance Award or Substitute Award, granted in isolation or combination, together with any other right or interest granted to a Participant under this Plan.

(d)           “Award Agreement” means any written instrument (including any employment, severance, or change of control agreement) that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.

(e)           “Board” means the Board of Directors of the Company.

(f)            “Cash Award” means an Award denominated in cash granted under Section 6(i) hereof.

(g)           “Change in Control” means the occurrence of any of the following:

(i)            any Person or “group” of related Persons (as such term is used in sections 13(d) and 14(d) of the Exchange Act) or any “group” working cooperatively to advance or achieve common economic goals, including, without limitation, a group that forms a “group” or committee for purposes of negotiating a restructuring transaction, other than Ares, Clayton Williams, Jr., The Williams Children’s Partnership, Ltd. or any Related Party thereof (individually or in combination, a “Permitted Holder”), is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such Person or group shall be deemed to have “beneficial ownership” of all shares that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than (A) 35% of the total voting power of the outstanding capital stock (excluding any debt securities convertible into equity) normally entitled to vote in the election of directors (“Voting Stock”) of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (for purposes of this clause, such Person or group shall be deemed to beneficially own any Voting Stock held by a parent entity, if such Person or group “beneficially owns” (as defined above), directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent entity), (B) 35% of the aggregate economic interests in the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) or (C) 35% of the total common stock of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets);

(ii)           the first day on which a majority of the members of the board of directors of the Company are not, as of any date of determination, either (A) a member of the board of directors of the Company on the Effective Date, or (B) individuals who were nominated for election or elected to the Company’s board of directors with the approval of the majority of the directors described in clause (A) (or approved for nomination or election by the majority of directors described in clause (A) or (B) hereof) who were members of the Company’s board of directors at the time of such nomination or election;

(iii)          disposition by the Company or a Subsidiary pursuant to which the Company or any Subsidiary sells, leases, licenses, transfers, assigns or otherwise disposes, in one or a series of related transactions, more than 50% of the properties or assets of the Company and its Subsidiaries as determined by reference to the Company’s and its Subsidiaries’ financial statements on the last day of the most recently ended fiscal quarter, determined on a consolidated basis in accordance with GAAP to any Person other than a Permitted Holder; or

(iv)          the adoption of a plan relating to the liquidation or dissolution of the Company.

(h)           “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)            “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be a Qualified Member.

(j)            “Covered Employee” means an Eligible Person who is designated by the Committee, at the time of grant of a Performance Award, as likely to be a “covered employee” within the meaning of section 162(m) of the Code for a specified fiscal year.

(k)           “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(l)            “Effective Date” of the Plan is April 15, 2016.

(m)          “Eligible Person” means all officers and employees of the Company or of any of its Subsidiaries, and other natural persons who provide services to the Company or any of its Subsidiaries, including directors of the Company; provided, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual will be granted an award that shall, or may, be settled in Stock.  An employee on leave of absence may be considered as still in the employ of the Company or its Subsidiaries for purposes of eligibility for participation in this Plan.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(o)           “Fair Market Value” means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter at the time a determination of its fair market value is required to be made under the Plan, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate including, without limitation, the Nonqualified Deferred Compensation Rules.

(p)           “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(q)           “Nonqualified Deferred Compensation Rules” means the limitations or requirements of section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(r)            “Nonstatutory Stock Option” means any Option that is not intended to be an “incentive stock option” within the meaning of section 422 of the Code.

(s)            “Option” means a right, granted to an Eligible Person under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(t)            “Other Stock-Based Awards” means Awards granted to an Eligible Person under Section 6(h) hereof.

(u)           “Outstanding Prior Awards” means Options and shares of Restricted Stock granted under the Plan prior to its amendment and restatement that are outstanding immediately prior to the Effective Date.

(v)           “Participant” means a natural person who has been granted an Award under this Plan that remains outstanding, including a natural person who is no longer an Eligible Person.

(w)          “Performance Award” means a right, granted to an Eligible Person under Section 6(k) hereof, to receive Awards based upon performance criteria specified by the Committee.

(x)           “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act, provided that “registrant” as used in Rule 12b-2 shall mean the Company), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(y)           “Qualified Member” means a member of the Committee who is (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3), (ii) following expiration of the Transition Period (as defined below), an “outside director” within the meaning of Treasury Regulation 1.162-27 under section 162(m) of the Code, and (iii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

(z)           “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates and, with respect to any specified Person that is an investment fund or investment adviser, (i) any investment manager, investment partnership, investment adviser or general partner of such Person or such Person’s Affiliates, and (ii) any equity investor, partner, or member of such Person or such Person’s Affiliates.

(aa)         “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(bb)         “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(cc)         “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as amended from time to time and applicable to this Plan and Participants.

(dd)         “Section 162(m) Award” means a Performance Award granted under Section 6(k)(i) hereof to a Covered Employee that is intended to satisfy the requirements for “performance-based compensation” within the meaning of section 162(m) of the Code.

(ee)         “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(ff)          “Stock” means the Company’s Common Stock, par value $0.10 per share, such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8.

(gg)         “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f) hereof.

(hh)         “Stock Appreciation Rights” or “SAR” means a right granted to an Eligible Person under Section 6(c) hereof.

(ii)           “Subsidiary” means with respect to the Company, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company.

(jj)           “Substitute Award” means an Award granted under Section 6(j) hereof in substitution for a similar award as a result of certain business transactions.

3.             Administration.

(a)           Authority of the Committee.  The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.”  Subject to the express provisions of the Plan, Rule 16b-3, if applicable, and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to: (i) designate Eligible Persons as Participants; (ii) determine the type or types of Awards to be granted to an Eligible Person; (iii) determine the number of shares of Stock or amount of cash to be covered by Awards;

(iv) determine the terms and conditions of any Award, consistent with the terms of the Plan, as well as the modification of such terms, which may include, subject to Section 6(a), the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), or modification of any other condition or limitation regarding an Award, based on such factors as the Committee shall determine, in its sole discretion; (v) determine whether, to what extent, and under what circumstances Awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive rules and regulations used to administer the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Subject to Rule 16b-3, section 162(m) of the Code, and the Nonqualified Deferred Compensation Rules, in each case, as applicable, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. Notwithstanding the foregoing, the Committee shall not have any discretion to (A) accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify, (B) accelerate the payment of any Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules if such acceleration would subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules, or (C) take any action that would violate any applicable law.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

(b)           Manner of Exercise of Committee Authority.  It is the intent of the Company that (i) Section 162(m) Awards shall qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and (ii) to the fullest extent possible, the grant of any Awards to, or other transaction by, a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to (A) an Award granted or to be granted to an Eligible Person who is then subject to section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board, or (B) a Section 162(m) Award, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members.  Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan.  Any action of the Committee shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, stockholders, Participants, beneficiaries, and transferees under Section 7(a)(iii) and (iv) hereof or other Persons claiming rights from or through a Participant.  For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to section 16 of the Exchange Act in respect of the Company, provided that such award is not a Section 162(m) Award.

(c)           Delegation of Authority.  The Committee may delegate (A) to any officer of the Company, irrespective of whether or not the officer is also a member of the Board, the power to perform administrative functions and grant all types of Awards under the Plan so long as the resolutions of the Board or Committee delegating such authority specifies (1) the total number of Awards that the officer may grant, and (2) with respect to Awards of Restricted Stock or Stock Awards, the time period during which such Awards may be granted and a minimum amount of consideration for which the Awards may be issued and (B) to any individual member of the Board (including an officer of the Company that serves as a member of the Board), any or all of the Committee’s powers and duties under the Plan, including the power to perform administrative functions and grant all types of Awards under the Plan, in the case of both (A) and (B), subject to such additional terms or limitations as the Committee shall provide and only to the extent that such delegation will not (i) violate state or corporate law, (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company, or (iii) cause Section 162(m) Awards to fail to so qualify.  Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any officer of the Company or member of the Board to whom such powers have been delegated by the Committee.  Any such delegation shall not limit such officer or director’s right to receive Awards under the Plan; provided, however, the officer or director may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or an individual who is an executive officer of the Company or an Affiliate. The Committee may also appoint agents to assist it in administering the Plan that are not executive officers of the Company or members of the Board, provided that such individuals may not be delegated the authority to (i) grant or modify any Awards that will, or may, be settled in Stock or (ii) take any action that would cause Section 162(m) Awards to fail to so qualify, if applicable.

(d)           Limitation of Liability.  The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its Subsidiaries, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan.  Members of the Committee and any officer or employee of the Company or any of its Subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4.             Stock Subject to Plan.

(a)           Overall Number of Shares Available for Delivery.  Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8, the total number of shares of Stock reserved and available for issuance in connection with Awards under this Plan as of the Effective Date shall be 1,400,000 shares, and such total will be available for the issuance of Incentive Stock Options.

(b)           Application of Limitation to Grants of Awards.  Subject to Section 4(c), no Award may be granted if the number of shares of Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under this Plan and not subject to Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c)           Availability of Shares Not Issued under Awards.  Except as provided in this Section 4(c), shares of Stock subject to an Award under this Plan that expires or is canceled, forfeited, exchanged, settled in cash or otherwise terminated, including shares forfeited with respect to Restricted Stock, will again be deemed reserved and available for issuance under this Plan; provided, however, that shares withheld or surrendered to the Company in payment of any exercise or purchase price of an Award (including shares deemed withheld in connection with the settlement of SARs) or taxes relating to Awards, will not again be deemed reserved and available for issuance under this Plan; provided, further, if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

(d)           Stock Offered.  The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

5.             Eligibility; Per Person Award Limitations.  Awards may be granted under this Plan only to natural persons who are Eligible Persons at the time of grant thereof.  In each calendar year during any part of which this Plan is in effect and the Transition Period expires or has previously expired, a Covered Employee may not be granted (a) Awards (other than Awards designated to be paid only in cash or the settlement of which is not based on a number of shares of Stock) relating to more than 500,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8 or (b) Awards designated to be paid only in cash, or the settlement of which is not based on a number of shares of Stock, having a value determined on the date of grant in excess of $5,000,000; in each case, multiplied by the number of full or partial calendar years in any performance period established with respect to the Award, if applicable.  In each calendar year during any part of which this Plan is in effect, an Eligible Person who is serving as a member of the Board and who is not an employee of the Company may not be granted Awards having a value, determined, if applicable, pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, on the date of grant in excess of $300,000 multiplied by the number of full or partial calendar years in any performance period established with respect to an Award, if applicable.

6.             Specific Terms of Awards.

(a)           General.  Awards may be granted on the terms and conditions set forth in this Section 6.  Awards granted under this Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award.  The period over which an Award will become vested and nonforfeitable (either due to the continued performance of services by a

Participant or the occurrence of an event or condition (including a performance condition) established by the Committee) will be no less than one year. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including vesting and forfeiture provisions as well as the circumstances pursuant to which the lapsing of vesting and forfeiture provisions will accelerate and the Award will vest or be otherwise settled prior to the completion of the period of service or the occurrence of the condition (including a performance condition) set forth in the Award (such acceleration an “Accelerated Vesting Event”); provided, however, that Accelerated Vesting Events will be limited to the termination of the service relationship of the Participant under circumstances approved by the Committee.  Notwithstanding the preceding, the Committee may provide in an Award Agreement terms and conditions that are more beneficial to a Participant than are otherwise provided by the Plan if the Committee determines that such terms and conditions (i) are not expressly prohibited by the Plan, (ii) will not prevent the qualification of a Section 162(m) Award as “performance-based compensation” within the meaning of section 162(m) of the Code, (iii) will not invalidate an exemption from section 16 of the Exchange Act with respect to the grant, settlement or exercise of an Award, (iv) will not subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules, (v) will not prevent the qualification of an Incentive Stock Option as such within the meaning of section 422 of the Code, and (vi) will neither violate nor require stockholder approval under any applicable law or the standards or rules of the securities exchange upon which the Stock is traded.  Further, notwithstanding any provision of the Plan or an Award Agreement, a Participant can consent to terms under or with respect to an Award or the Stock issuable pursuant to an Award that are less beneficial to the Participant than the terms of the Plan or an Award Agreement.

(b)           Options.  The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Stock Options, to Eligible Persons on the following terms and conditions:

(i)            Exercise Price.  Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that, except as provided in Section 6(j), the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, 110% of the Fair Market Value per share of the Stock on the date of grant).

(ii)           Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including without limitation, cash or cash equivalents, Stock (including previously owned shares or through a cashless or broker-assisted exercise or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Subsidiary, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d).  In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.  No Option may be exercisable for a period of more than ten (10) years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, for a period of no more than five (5) years following the date of grant of the ISO).

(iii)          ISOs.  The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code.  ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or Subsidiary corporation of the Company.  Except as otherwise provided in Section 8, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification.  ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other ISO (within the meaning of section 422 of the Code) of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time.  As used in the previous sentence, Fair Market Value shall be determined as of the date the ISOs are granted.  Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

(c)           Stock Appreciation Rights.  The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

(i)            Right to Payment.  An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii)           Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock; provided, however, that the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR.

(iii)          Time and Method of Exercise and Settlement. Except as otherwise provided herein, the Committee shall determine, at the date of grant or thereafter, the number of shares of Stock to which the SAR relates, the time or times at which and the circumstances under which an SAR may be vested and/or exercised in whole or in part (including based on achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements), the method of exercise, method of settlement, form of consideration payable upon settlement, method by or forms in which Stock (if any) will be delivered to Participants, and any other terms and conditions of any SAR.  SARs may be either free-standing or in tandem with other Awards.  No SAR may be exercisable for a period of more than ten (10) years following the date of grant of the SAR.

(iv)          Rights Related to Options.  An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised.  The Option shall then cease to be exercisable to the extent surrendered.  SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.

(d)           Restricted Stock.  The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i)            Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.  During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)           Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may allow a Participant to elect, or may require, that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards under this Plan or deferred without interest to the date of vesting of the associated Award of Restricted Stock; provided, that, to the extent applicable, any such election is intended to comply with the Nonqualified Deferred Compensation Rules.  Unless otherwise determined by the Committee and specified in the applicable Award Agreement, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)           Restricted Stock Units.  The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:

(i)            Award and Restrictions.  Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

(ii)           Settlement.  Settlement of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant).  Restricted Stock Units shall be satisfied by the delivery of (A) a number of shares of Stock equal to the number of RSUs vesting on such date, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock covered by the vesting Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(f)            Stock Awards.  The Committee is authorized to grant a Stock Award under the Plan to any Eligible Person as a bonus, as additional compensation, or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

(g)           Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling the Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award).  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date, and if distributed at a later date may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.  With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.  Notwithstanding the foregoing, Dividend Equivalents shall only be paid in a manner that is either exempt from or in compliance with the Nonqualified Deferred Compensation Rules.

(h)           Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries of the Company.  The Committee shall determine the terms and conditions of such Other Stock-Based Awards.  Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

(i)            Cash Awards.  The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of or supplement to, or in lieu of, any other Award under this Plan to Eligible Persons in such amounts and subject to such other terms (including the achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements) as the Committee in its discretion determines to be appropriate.

(j)            Substitute Awards; No Repricing.  Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or any other right of an Eligible Person to receive payment from the Company.  Awards may be also be granted under the Plan in substitution for similar awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate of the Company.  Such Substitute Awards referred to in the immediately preceding sentence that are Options or Stock Appreciation Rights may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws and exchange rules.  Except as provided in this Section 6(j) or in Section 8 hereof, the terms of outstanding Awards may not be amended to reduce the Exercise Price or grant price of outstanding Options or SARs or to cancel outstanding Options and SARs in exchange for cash, other Awards or Options or SARs with an Exercise Price or grant price that is less than the Exercise Price or grant price of the original Options or SARs without the approval of the stockholders of the Company.

(k)           Performance Awards. The Committee is authorized to designate any of the Awards granted under the foregoing provisions of this Section 6 as Performance Awards.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award, except as limited under Section 6(k)(i) hereof in the case of a Section 162(m) Award.  Performance conditions may differ for Performance Awards granted to any one Participant or to different Participants.  The performance period applicable to any Performance Award shall be set by the Committee in its discretion but shall not exceed ten years.

(i)            Section 162(m) Awards.  If the Committee determines that a Performance Award granted to a Covered Employee is intended to qualify as a Section 162(m) Award, the grant, exercise, vesting and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal or goals and other terms set forth in this Section 6(k)(i); provided, however, that nothing in this Section 6(k) or elsewhere in the Plan shall be interpreted as preventing the Committee from granting Awards to Covered Employees that are not intended to constitute Section 162(m) Awards or from determining that it is no longer necessary or appropriate for a Section 162(m) Award to qualify as such.

(A)          Performance Goals Generally.  The performance goals for Section 162(m) Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria as specified by the Committee.  Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee must be “substantially uncertain” at the time the Committee actually establishes the performance goal or goals.

(B)          Performance Criteria.

(1)           Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Section 162(m) Awards: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes, and depreciation; (3) earnings before interest, taxes, depreciation, and amortization; (4) earnings before interest, taxes, depreciation, amortization, and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements, and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) Stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses, cost reduction, and balance sheet goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) debt or equity financings; (24) market share; (25) cash flow; (26) cash flow per share of Stock; (27) share price performance of the Stock; (28) debt reduction; (29) implementation or completion of projects or processes; (30) employee retention; (31) stockholders’ equity; (32) capital expenditures; (33) debt levels; (34) operating profit or net operating profit; (35) growth of net income or operating income; (36) finding and development costs of oil and gas reserves, development capital expenditures, total capital expenditures or depletion, depreciation and amortization; (37) volumes of oil and gas reserves or adjusted reserves or changes therein; (38) percentage of production or reserves replaced; (39) production volumes, production per share, production per share growth, debt adjusted reserve or production growth per share or other production measures (including, but not limited to, adjusted production or production exit rate); (40) lease operating cost (“LOE”) measures, or adjusted LOE measures or total production costs; (41) general and administrative (“G&A”) expense or adjusted G&A measures or changes therein; and (42) any of the above goals determined pre-tax or post-tax, on an absolute or relative basis, as a ratio with other business criteria, or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

(2)           Effect of Certain Events. The Committee may, at the time the performance goals in respect of a Section 162(m) Award are established, provide for the manner in which actual performance and performance goals with regard to the business criteria selected will reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (a) asset write-downs or impairments to assets; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any unusual or infrequent items as described in the Accounting Standards Codification Topic 225, as amended by Accounting Standards Update 2015-01, and as the same may be further amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (k) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; (n) marked-to-market adjustments for financial instruments; and (o) changes in business strategy impacting timing and magnitude of financial operating goals, including, but not limited to, expenses, operating cash flow, and balance sheet goals.  In addition, Section 162(m) Awards may be adjusted by the Committee in accordance with the provisions of Section 8(b) through 8(f) of the Plan.  The adjustments described in this paragraph shall only be made, in each case, to the extent that such adjustments in respect of a Section 162(m) Award would not cause the Award to fail to qualify as “performance-based compensation” under section 162(m) of the Code.

(C)          Timing for Establishing Performance Goals.  No later than 90 days after the beginning of any performance period applicable to a Section 162(m) Award, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code, the Committee shall establish (i) the Eligible Persons who will be granted Section 162(m) Awards, and (ii) the objective formula used to calculate the amount of cash or stock payable, if any, under such Section 162(m) Awards, based upon the level of achievement of a performance goal or goals with respect to one or more of the business criteria selected by the Committee from the list set forth in Section 6(k)(i)(B) hereof.

(D)          Performance Award Pool.  The Committee may establish an unfunded pool, with the amount of such pool calculated using an objective formula based upon the level of achievement of a performance goal or goals with respect to one or more of the business criteria selected from the list set forth in Section 6(k)(i)(B) hereof during the given performance period, as specified by the Committee in accordance with Section 6(k)(i)(C) hereof.  The Committee may specify the amount of the pool as a percentage of any of such business criteria, a percentage in excess of a threshold amount with respect to such business criteria, or as another amount which need not bear a direct relationship to such business criteria but shall be objectively determinable and calculated based upon the level of achievement of pre-established goals with regard to the business criteria.

(E)           Settlement or Payout of Awards; Other Terms.  Except as otherwise permitted under section 162(m) of the Code, after the end of each performance period and before any Section 162(m) Award is settled or paid, the Committee shall certify the level of performance achieved with regard to each business criteria established with respect to each Section 162(m) Award and shall determine the amount of cash or Stock, if any, payable to each Participant with respect to each Section 162(m) Award.  The Committee may, in its discretion, reduce the amount of a payment or settlement otherwise to be made in connection with a Section 162(m) Award, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Section 162(m) Award.

(F)           Written Determinations.  With respect to each Section 162(m) Award, all determinations by the Committee as to (A) the establishment of performance goals and performance period with respect to the selected business criteria, (B) the establishment of the objective formula used to calculate the amount of cash or stock payable, if any, based on the level of achievement of such performance goals, and (C) the certification of the level of performance achieved during the performance period with regard to each business criteria selected, shall each be made in writing.  Consistent with the terms of Section 3(b) hereof, when taking any action with respect to Section 162(m) Awards, the Committee shall be made up entirely of Qualified Members.  Further, the Committee may not delegate any responsibility relating to a Section 162(m) Award that would cause the Award to fail to so qualify.

(G)          Options and SARs.  Notwithstanding the foregoing provisions of this Section 6(k)(i), Options and SARs with an Exercise Price or grant price not less than the Fair Market Value on the date of grant awarded to Covered Employees are intended to be Section 162(m) Awards even if not otherwise contingent upon achievement of a pre-established performance goal or goals with respect to the business criteria listed above.

(ii)           Status of Section 162(m) Awards.  The terms governing Section 162(m) Awards shall be interpreted in a manner consistent with section 162(m) of the Code and the regulations thereunder, in particular the prerequisites for qualification as “performance-based compensation,” and, if any provision of this Plan as in effect on the date of adoption of any Award Agreements relating to Performance Awards that are designated as Section 162(m) Awards does not comply or is inconsistent with the requirements of section 162(m) of the Code and the regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

7.             Certain Provisions Applicable to Awards.

(a)           Limit on Transfer of Awards.

(i)            Except as provided in Section 7(a)(iii) and (iv) below, each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the Person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, an ISO shall not be transferable other than by will or the laws of descent and distribution.

(ii)           Except as provided in Section 7(a)(iii) and (iv) below, no Award other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(iii)          To the extent specifically provided by the Committee, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

(iv)          An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.

(b)           Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or any of its Subsidiaries upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement and/or otherwise made in a manner that will not result in additional taxes under the Nonqualified Deferred Compensation Rules.  Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.  This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(c)           Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including, but not limited to, in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock

(d)           Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.

(e)           Additional Agreements.  Each Eligible Person to whom an Award is granted under this Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

(f)            Termination of Service.  Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or any Affiliate shall be specified in the applicable Award Agreement.

8.             Amendment; Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.

(a)           Amendments to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in this Plan; provided, however, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.  For purposes of clarity, any adjustments made to Awards pursuant to Section 8(b) through 8(f) will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

(b)           Existence of Plans and Awards.  The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.  In no event will any action taken by the Committee pursuant to this Section 8 result in the creation of deferred compensation within the meaning of the Nonqualified Deferred Compensation Rules.

(c)           Change in Capital Structure.  In the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, split off, reorganization or partial or complete liquidation, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (each, an “Adjustment Event”), then (i) the aggregate number or kind of shares that thereafter may be issued under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the purchase or exercise price of Awards, or (iv) the individual Participant limits set forth in Section 5 (other than cash limitations) shall be adjusted by the Committee as the Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan.  In connection with any Adjustment Event, the Committee may provide for the cancellation of outstanding Awards and payment in cash or other property in exchange therefor.  In addition, in the event of any change in the capital structure of the Company that is not an Adjustment Event (an “Other Extraordinary Event”), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan.  Notice of any such adjustment shall be given by the Committee, or otherwise be made available, to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan.  Except as expressly provided in this Section 8(c) or in the applicable Award Agreement, a Participant shall have no rights by reason of any Adjustment Event or any Other Extraordinary Event.  Notwithstanding the foregoing, (x) any adjustments made pursuant to this Section 8(c) to Awards that are considered “non-qualified deferred compensation” within the meaning of section 409A of the Code shall be made in a manner intended to comply with the the Nonqualified Deferred Compensation Rules; and (y) any adjustments made pursuant to this Section 8(c) to Awards that are not considered “non-qualified deferred compensation” subject to section 409A of the Code shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to section 409A of the Code or (B) comply with the requirements of the Nonqualified Deferred Compensation Rules. Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to this Section 8(c) shall be aggregated until, and eliminated at, the time of exercise by rounding-down to the nearest whole share.

(d)           Additional Issuances.  Except as expressly provided herein, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.

(e)           Change in Control and Other Events.  Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, upon a Change in Control or changes in the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 8, the Committee, acting in its sole discretion without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options, SARs or other Awards held by any individual holder: (i) remove any applicable forfeiture restrictions on any Award; (ii) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, before or after such Change in Control, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate; (iii) provide for a cash payment with respect to outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable pursuant to the Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards (with respect to all shares subject to such Awards) and pay to each holder an amount of cash (or other consideration including securities or other property) per Award (other than a Dividend Equivalent or Cash Award) equal to the Change in Control Price (as defined below), less the Exercise Price with respect to an Option and less the grant price with respect to a SAR, as applicable to such Awards; provided, however, that to the extent the exercise price of an Option or an SAR exceeds the Change in Control Price, such award may be canceled for no consideration; or (iv) make such other adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control, provided, that such adjustment may not materially and adversely affect the rights of a Participant, as determined in the sole discretion of the Committee, without the consent of such Participant (including, but not limited to, (x) the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof for new awards, and (y) the adjustment as to the number and price of shares of Stock or other consideration subject to such Awards); provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding.

(f)            Change in Control Price.  The “Change in Control Price” shall equal the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows:  (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 8(f), the Fair Market Value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards.  In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 8(f) or in Section 8(e) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

9.             General Provisions.

(a)           Tax Withholding.  The Company and any of its Subsidiaries are authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including, without limitation, the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate.  Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by a committee made up of two or more Qualified Members or the full Board.  If such tax obligations are satisfied through the withholding of shares of Stock that are otherwise issuable to the Participant pursuant to an Award (or through the surrender of shares of Stock by the Participant to the Company), the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award, as determined by the Committee.

(b)           Limitation on Rights Conferred under Plan.  Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Subsidiaries, (ii) interfering in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(c)           Governing Law; Submission to Jurisdiction.  All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law.  The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.  With respect to any claim or dispute related to or arising under this Plan, the Company and the Participants consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Midland County, Texas.

(d)           Severability and Reformation.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code, in each case, only to the extent such sections of the Code are applicable.  With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Stock Option for all purposes of the Plan.

(e)           Unfunded Status of Awards; No Trust or Fund Created.  This Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.

(f)            Nonexclusivity of this Plan.  Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not constitute “performance-based compensation” under section 162(m) of the Code.  Nothing contained in this Plan shall be construed to prevent the Company or any of its Subsidiaries from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other Person shall have any claim against the Company or any of its Subsidiaries as a result of any such action.

(g)           Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated with or without consideration.

(h)           Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(i)            Facility of Payment.  Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(j)            Gender and Number.  Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

(k)           Conditions to Delivery of Stock.  Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect.  In addition, each Participant who receives an Award under this Plan shall not sell or otherwise dispose of Stock that is acquired upon grant or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the Securities and Exchange Commission or any stock exchange upon which the Stock is then listed.  At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of any other Award the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.  Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any Exercise Price, grant price, or tax withholding) is received by the Company.

(l)            Section 409A of the Code.  It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(l) nor any other provision of the Plan is or contains a representation to any

Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such.  In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Employee on account of non-compliance with the Nonqualified Deferred Compensation Rules.  Notwithstanding any provision in this Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date.  Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date.  The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.

(m)          Clawback.  This Plan is subject to any written clawback policies that the Company, with the approval of the Board, may adopt.  Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards under this Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Plan.  Without limiting the foregoing, Participants shall be required to reimburse the Company for all or a portion of any Award or any amounts paid or profits realized with respect to any Award or the sale of shares issued with respect to any Award as required by applicable law, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission, and a Participant’s acceptance of any Award issued under this Plan will constitute such Participant’s agreement that the Company need not comply with any term, covenant or condition of this Plan or an applicable Award Agreement to the extent that doing so would require that such Participant reimburse the Company for such amounts pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission.

(n)           Plan Effective Date and Term.  This Plan, as amended and restated, was adopted by the Board on the Effective Date, to be effective on the Effective Date.  No Awards may be granted under this Plan on and after the tenth anniversary of the Effective Date. However, any Award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of this Plan, shall extend beyond such termination date until the final disposition of such Award.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time June 6, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time June 6, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CLAYTON WILLIAMS ENERGY, INC. 6 DESTA DRIVE - SUITE 6500 MIDLAND, TEXAS 79705-5519 E07998-P78644 CLAYTON WILLIAMS ENERGY, INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Withhold All For All For All Except The Board of Directors recommends you vote FOR the following nominees: ! ! ! 1. Election of Directors Nominees: 01) Clayton W. Williams, Jr. 02) Davis L. Ford The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: For Against Abstain ! ! ! 2. Approval of increases in the Company’s common stock issuable on exercise of warrants. ! ! ! 3. Approval of the Company’s Long Term Incentive Plan with a maximum number of available shares issuable under the Company’s Long Term Incentive Plan equal to [1,400,000]. ! ! ! 4. Approval of the material terms of the Company’s Long Term Incentive Plan for purposes of complying with the shareholder approval requirements of Section 162(m) of the Internal Revenue Code. ! ! ! 5. Advisory vote on the selection of KPMG LLP as independent auditors for 2016. NOTE: WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTION IS INDICATED, IT WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5 AND IN THE PROXIES' DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

CLAYTON WILLIAMS ENERGY, INC. ANNUAL MEETING OF SHAREHOLDERS Tuesday, June 7, 2016 1:00 P.M. CLAYDESTA CONFERENCE CENTER 6 Desta Drive, Suite 6550 Midland, Texas 79705-5519 For meeting directions, please call 432-688-3419 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2015 Annual Report are available at www.proxyvote.com. E07999-P78644 CLAYTON WILLIAMS ENERGY, INC. Annual Meeting of Shareholders June 7, 2016 at 1:00 P.M. This proxy is solicited by the Board of Directors The undersigned appoints Mel G. Riggs and Michael L. Pollard, or either of them, with full power to act without the other, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all the shares of common stock of Clayton Williams Energy, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the ClayDesta Conference Center, Six Desta Drive, Suite 6550, Midland, Texas on June 7, 2016 at 1:00 p.m., local time or at any adjournments or postponements thereof upon the matters set forth in this proxy and described in the Proxy Statement and at the proxyholder's discretion upon any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting or any adjournment or postponement thereof. Should the undersigned be present and choose to vote at the Annual Meeting, and once the Company's Corporate Secretary is notified of the decision to terminate this proxy, then the power of the proxies will be terminated. The undersigned acknowledges receipt from Clayton Williams Energy, Inc., prior to the execution of this proxy, of a Notice of Annual Meeting and Proxy Statement dated April 28, 2016 and a 2015 Annual Report. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side